UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

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ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

420 Lexington Avenue
New York, NY 10170
(646) 227-1600

NOTICE OF SOLICITATION OF
WRITTEN CONSENT OF STOCKHOLDERS

To our Stockholders:

This Consent Solicitation Statement is furnished by the Board of Directors of Advanced Communications Technologies, Inc., a Florida corporation (the “Company”), to the holders of record of the outstanding shares of the Company’s common stock, no par value, and the Company’s preferred stock, par value $0.01 per share, at the close of business on November ___, 2007 (the “Record Date”), pursuant to Rule 14a-2 promulgated under the Securities Exchange Act, as amended.

The purpose of this Consent Solicitation Statement is to solicit the consent of the Company’s stockholders to the following actions as set forth in the accompanying Consent Solicitation Statement:

•	an amendment of our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 5,000,000,000 to 200,000,000,000;

•	an amendment to our Articles of Incorporation changing our name to Encompass Group Affiliates, Inc.;

•	an amendment and restatement to our 2005 Stock Plan to increase in the number of shares of our common stock available for issuance under such plan from 700,000,000 shares to 15,000,000,000 shares;

•	the election of seven members to our Board of Directors; and

•
the ratification of the appointment of J.H. Cohn LLP as independent public accountants for the fiscal year ending June 30, 2008.

Such five proposals are collectively referred to as the “Corporate Proposals”.

The holders of a majority of the Company’s voting stock on the Record Date have indicated to the Company that they intend to vote FOR each of Corporate Proposals. This Consent Solicitation Statement shall be considered the notice required under Section 607.0704 of the Florida Business Corporation Act.

Your attention is directed to the Consent Solicitation Statement accompanying this Notice which more fully describes the foregoing Corporate Proposals. Your consent is important. Please mark, date and sign the enclosed Consent and return it in the enclosed envelope as promptly as possible. You may revoke your consent in the manner described in the accompanying Consent Solicitation Statement at any time before the actions authorized by the signed Consent become effective.

By order of the Board of Directors:

/s/ John E. Donahue
John E. Donahue Secretary

ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

420 Lexington Avenue
New York, NY 10170
(646) 227-1600

CONSENT SOLICITATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14A AND SCHEDULE 14A THEREUNDER

Solicitation of Consents

This Consent Solicitation Statement is being sent by first class mail to all record and beneficial owners of the common stock, no par value, and the holders of the preferred stock, par value $0.01 per share, of Advanced Communications Technologies, Inc., a Florida corporation, which we refer to herein as the “Company,” “ACT,” “we,” “our,” or “us.” This Consent Solicitation Statement is being furnished to our stockholders in connection with the solicitation of written consents by our Board of Directors to approve the proposals described herein. No meeting will be held in connection with this solicitation of consents from our stockholders. This Consent Solicitation Statement and accompanying Consent and notice were first mailed to our stockholders on or about November __, 2007. To be counted, a properly signed Consent must be received by the Company on or before December__, 2007.

Please mark, date and sign the enclosed Consent and return it in the enclosed envelope as promptly as possible. No postage is required if your returned Consent is mailed within the United States.

We will pay all costs associated with the distribution of this Consent Solicitation Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Consent Solicitation Statement to the beneficial owners of our capital voting stock.

We will only deliver one Consent Solicitation Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Consent Solicitation Statement and any future annual reports and Consent Solicitation Statements to any security holder at a shared address to which a single copy of this Consent Solicitation Statement was delivered, or deliver a single copy of this Consent Solicitation Statement and any future annual reports and Consent Solicitation Statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the attention of our Secretary at our principal executive office.

The address of our principal executive office is 420 Lexington Avenue, New York, New York 10170. Our telephone number is (646) 227-1600.

Record Date

Our Board of Directors has fixed the close of business on November ___, 2007 as the record date for determining the stockholders of record who are entitled to notice of, and to express consent to or dissent from the proposals described herein. On November ___, 2007, the following shares of our capital stock were issued and outstanding: 4,997,711,570 shares of our common stock, 8412.206667 shares of our Series A-2 Convertible Preferred Stock, par value $0.01 per share (the “Series A-2 Preferred”), 1,000 shares of Series C Convertible Preferred Stock, par value $0.01 per share (the “Series C Preferred”), and 1,000 shares of our Series D Convertible Preferred Stock, par value $0.01 per share (the “Series D Preferred”). The common stock, the Series A-2 Preferred, the Series C Preferred and the Series D Preferred constitute the sole outstanding voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to the stockholders. As of the record date, each share of Series A-2 Preferred has the same voting rights as 1,000,000 shares of common stock; each share of Series C Preferred has the same voting rights as 85,795,880 shares of common stock; and each share of Series D Preferred has the same voting rights as 8,633,547 shares of common stock. This may be subject to change in future votes based on adjustments to the conversion rates.

Required Vote and Consent Process

On November ___, 2007, our Board of Directors unanimously approved the following action, subject to stockholder approval:

•	the amendment to our Articles of Incorporation changing our name to Encompass Group Affiliates, Inc.

On September 20, 2007, our Board of Directors unanimously approved the following action, subject to stockholder approval:

•	the amendment of our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 5,000,000,000 to 200,000,000,000.

On August 16, 2007, our Board of Directors unanimously approved the following actions

•
subject to stockholder approval the amendment and restatement to our 2005 Stock Plan to increase in the number of shares of our common stock available for issuance under such plan from 700,000,000 shares to 15,000,000,000 shares; and

•	the election of seven members to our Board of Directors.

On August 16, 2007, our Board of Directors unanimously approved the submission of the appointment of J.H. Cohn LLP as independent public accountants for the fiscal year ending June 30, 2008 to the Company’s stockholders for ratification.

We refer to the above-listed five proposals as the “Corporate Proposals” in this Consent Solicitation Statement.

Pursuant to the Florida Business Corporation Act and our By-Laws, a vote by the holders of at least a majority of our outstanding capital stock entitled to vote is required to effect each of the Corporate Proposals described herein. Once we have received consents from holders of a majority of our outstanding capital stock voting FOR each of the Corporate Proposals, we may declare the consent process concluded and be bound by the results of such process. In any event, unless we elect to extend the deadline, the consent process and the opportunity to vote by returning the Consent form will end on December____, 2007.

Seven of our current stockholders are collectively the record and beneficial owners of 2,525,494,252 shares of our common stock, 572.91667 shares of our Series A-2 Preferred and 999.14 shares of our Series C Preferred, which collectively represents 80.56 % of the votes which may be cast by all of the issued and outstanding voting capital stock of the Company. Each of these stockholders have indicated to the Company that they intend to vote FOR each of the Corporate Proposals. The Board of Directors recommends voting FOR each of the Corporate Proposals.

Revocation of Consents

A stockholder may revoke his, her or its consent at any time prior to December___, 2007 or other conclusion of the consent process (whichever is earlier) by mailing a properly executed Consent form bearing a later date or by mailing a signed, written notice of revocation to our transfer agent, American Stock Transfer & Trust Co. at the following address: Secretary, Advanced Communications Technologies, Inc., c/o American Stock Transfer & Trust Co.,6201 5th Avenue, Brooklyn, NY 11219. Revocation of a Consent will be effective upon receipt by our transfer agent of either (i) an instrument revoking the consent or (ii) a duly executed Consent bearing a later date. Stockholders whose shares are held in “street name” by a broker and who have instructed the broker to vote the shares must follow the directions received from the broker as to how to change their vote.

Security Ownership of Certain Beneficial Owners and Management

As of November ___, 2007, we had 4,997,711,570 shares of common stock, 8412.206667 shares of Series A-2 Preferred, 1,000 shares of Series C Preferred and 1,000 shares of Series D Preferred outstanding. The following table sets forth information concerning the ownership of our common and preferred stock as of such date by each person known to us to be the beneficial owner of more than five percent of a class of our voting capital stock, by each of our directors and executive officers, and by our directors and executive officers, as a group.

	Common Stock Beneficially Owned (2)			Series A-2 Preferred Stock Beneficially Owned		Series C Preferred Stock Beneficially Owned		Series D Preferred Stock Beneficially Owned
Name and Address of Beneficial Owner(1)	# of Shares		% of Class	# of Shares (on an as converted basis)	% of Class	# of Shares (on an as converted basis)	% of Class	# of Shares (on an as converted basis)	% of Class	% of Vote
5% Beneficial Owners
ACT-DE LLC(3)	-		-	-	-	78,399,417,171	91.38%	-	-	71.11%
Sankaty entities(4)	-		-	-	-	7,322,678,357	8.54%	-	-	6.64%

Fred Baldwin	-		-	-	-	-	-	2,697,983,647	31.25%	2.45%
Robert Coolidge	111,016,771		1.50%	-	-	-	-	4,856,370,565	56.25%	4.51%
Scott Cameron	-		-	-	-	-	-	1,079,193,459	12.50%	*

Officers and Directors
Wayne I. Danson President, CEO & Director	1,204,309,771		16.25%	104,166,167	1.24%	-	-	-	-	1.19%
John E. Donahue VP & CFO	494,067,084	(5)	6.67%	156,250,000	1.86%	-	-	-	-	*
Steven J. Miller COO	827,117,397	(5)	11.16%	312,500,000	3.71%	-	-	-	-	1.03%
Wilbank J. Roche Director	93,507,143		1.26%	72,916,667	*	-	-	-	-	*
John G. Ball Director	-		-	-	-	-	-	-	-	-
John R. Black Director	-		-	-	-	-	-	-	-	-
Thomas R. Ketteler Director	-		-	-	-	-	-	-	-	-
William J. Nolan IV Director	-		-	-	-	-	-	-	-	-
Gerald E. Wedren Director	-		-	-	-	-	-	-	-	-
Executive Officers and Directors as a group (9 persons)	2,619,001,395		35.35%	645,833,334	7.68%	-	-	-	-	2.88%

* Less than one percent (1%)

(1)	Except as otherwise indicated, the address of each person named in the above table is c/o Advanced Communications Technologies, Inc., 420 Lexington Avenue, New York, NY 10170.

(2)
Common Stock which is issuable upon the exercise of a stock option which is presently exercisable or which becomes exercisable within sixty days is considered outstanding for the purpose of computing the percentage ownership (x) of persons holding such options, and (y) of officers and directors as a group with respect to all options held by officers and directors.

(3)
As reported in a Schedule 13G filed with the Securities and Exchange Commission on August 17, 2007, H.I.G.-ACT, Ltd., a Cayman Islands corporation (“HIG ACT”), is the sole member of ACT-DE LLC, a Delaware limited liability company (“ACT LLC”). As the sole member of ACT LLC, HIG ACT has the power to vote and dispose of the shares of our capital stock owned by the ACT LLC and, accordingly, may be deemed the beneficial owner of such shares. H.I.G. Capital Partners III, L.P., a Delaware limited partnership (“HIG CP III”), is a shareholder of HIG ACT. As a shareholder of HIG ACT, HIG CP III has the power to vote and dispose of the shares of our capital stock owned by ACT LLC and, accordingly, may be deemed the beneficial owner of such shares. H.I.G. Advisors III, L.L.C., a Delaware limited liability company (“HIG LLC”), is the general partner of HIG CP III. As the general partner of HIG CP III, HIG LLC has the power to vote and dispose of the shares of our capital stock owned by ACT LLC and, accordingly, may be deemed the beneficial owner of such shares. H.I.G. Investment Group III, L.P., a Cayman Islands limited partnership (“HIG IG III”) is a shareholder of HIG ACT. As a shareholder of HIG ACT, HIG IG III has the power to vote and dispose of the shares of our capital stock owned by ACT LLC and, accordingly, may be deemed the beneficial owner of such shares. H.I.G. Associates III, L.P., a Cayman Island limited partnership (“HIG Associates”) is the general partner of HIG IG III. As the general partner of HIG IG III, HIG Associates has the power to vote and dispose of the shares of our capital stock owned by ACT LLC and, accordingly, may be deemed the beneficial owner of such shares. H.I.G.-GPII, Inc., a Delaware corporation (“HIG GP”) is the manager of HIG LLC and the general partner of HIG Associates. As the manager of HIG LLC and the general partner of HIG Associates, HIG GP has the power to vote and dispose of the shares of our capital stock owned by ACT LLC and, accordingly, may be deemed the beneficial owner of such shares. Anthony Tamer and Sami Mnaymneh are the Co-Presidents of HIG GP, and in that capacity direct its operations. Therefore, Anthony Tamer and Sami Mnaymneh may be deemed to be beneficial owners of shares beneficially owned by HIG GP. Each of HIG Act, HIG CP III, HIG LLC, HIG IG III, HIG Associates, HIG GP, Mr. Tamer and Mr. Mnaymneh disclaim beneficial ownership except to the extent of their pecuniary interest in the shares. The address for HIG-DE LLC is c/o H.I.G. Capital L.L.C., 855 Boylston St., 11th Floor, Boston, MA 02116.

(4)
Includes Prospect Harbor Credit Partners, L.P., Sankaty Credit Opportunities II, L.P. and Sankaty Credit Opportunities III, L.P. The address of the Santaky entities is 111 Huntington Avenue, Boston, MA 02199.

(5)
Includes 40,000,000 shares of restricted stock previously granted to each of Messrs. Donahue and Miller. As a result of the change in control that occurred in connection with the recapitalization, the Company accelerated the vesting of such shares.

Change of Control

As a result of the sale of the Series C Preferred in connection with the recapitalization described herein under the heading “Proposal No. 1: Approval of an Amendment to the Articles of Incorporation to Authorize Additional Shares of Common Stock”, ACT-DE, LLC acquired approximately 72.50% of the equity interests, and voting rights, in the Company (before dilution for stock options issued to management as described herein), subject to adjustment of the conversion rate. There are no other arrangements known to us the operation of which may result in a change in control of the Company.

PROPOSAL NO. 1
APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE
ADDITIONAL SHARES OF COMMON STOCK

Our Board of Directors has adopted, subject to stockholder approval, an amendment to our Articles of Incorporation, as amended, to increase our authorized number of shares of common stock from 5,000,000,000 to 200,000,000,000.

On August 17, 2007 we entered into a series of transactions to effect a recapitalization which, among other transactions, included the following:

• the acquisition of a new operating subsidiary, Vance Baldwin, Inc. for cash, a convertible note and shares of our Series D Preferred Stock;

• the offer and sale of a significant preferred stock investment of more than $6 million by ACT-DE, LLC, an affiliate of H.I.G. Capital, LLC, which, together with certain other parties, received newly designated Series C Preferred Stock, constituting approximately 79.5% of the ownership interest in the Company (before dilution for stock options issued to management as described herein); and

• the issuance of approximately $23.5 million in senior and subordinated notes pursuant to a Note Purchase Agreement, for which Sankaty Advisors, LLC is the collateral agent.

In connection with the above-described recapitalization, the Company offered the holders of the Company’s Series A Convertible Preferred Stock, par value $.01 per share, Series A-1 Convertible Preferred Stock, par value $.01 per share (the “Series A-1 Preferred”), and Series B Convertible Preferred Stock, par value $.01 per share, the right to exchange such stock for the newly designated Series A-2 Preferred (the “Exchange”). In the Exchange, the existing preferred stockholders provided a full release of any claims against the Company, but were not required to provide any other consideration other than the surrender of their outstanding shares of preferred stock. In connection with the recapitalization, the Company also paid off outstanding debts to certain creditors with an aggregate payment of approximately $3,600,000 in cash. One creditor received a convertible promissory note in addition to a cash payment. Certain of these creditors then purchased shares of the Series A-2 Preferred from one of the stockholders receiving such stock pursuant to the Exchange.

Our Articles of Incorporation require that we reserve and keep available out of our authorized common stock the full number of shares of our common stock issuable upon conversion of each of our Series A-2, C and D Preferred stock. Under our Articles of Incorporation, 5,000,000,000 shares of our common stock are currently authorized. As of November ___, 2007, 4,997,711,570 shares of our common stock were issued and outstanding. Therefore, we have fewer than 3,000,000 authorized and unissued shares available to issue upon conversion of preferred stock and convertible notes, and the exercise of options. Depending upon certain factors affecting the conversions ratios, the conversion of all our Series A-2, Series C and D Preferred will require us to issue an aggregate of between approximately 64,100,000,000 and 116,900,000,000 shares of our common stock to the holders of such preferred stock. If all of the preferred stock were converted on the date of this Consent Solicitation Statement, we would need to issue approximately 102,800,000,000 shares of common stock. In addition, conversion of the promissory note issued to one of our creditors (discussed above), as well as the conversion of a second convertible promissory note issued to the sole shareholder of Vance Baldwin, Inc. in connection with our purchase of that company will require us to issue an aggregate of 2,010,243,333 additional shares of our common stock. In addition, we have outstanding options exercisable for a total of 9,525,408,766 shares. Also, 80,000,000 shares of common stock are currently issuable to certain executive officers pursuant to their former employment arrangements with the Company. In order to ensure sufficient shares of common stock will be available for issuance upon conversion and exercise of these instruments, we will need to amend our Articles of Incorporation to increase the number of shares of such common stock authorized for issuance from 5,000,000,000 to 200,000,000,000.

The number of shares of common stock issuable upon conversion of the Series C Preferred is subject to a downward adjustment if the value of the common stock which would be issued upon conversion equals or exceeds multiples of the original investment by the Series C Preferred stockholders, the specific multiple increasing over time. The number of common shares issuable upon conversion of the Series C and the Series D Preferred will also be adjusted in the event shares of common stock are issued upon conversion of certain convertible promissory notes.

If the amendment to our Articles of Incorporation is approved by our stockholders, the shares in excess of those required to be reserved for issuance upon exercise or conversion of currently outstanding options, preferred stock and convertible notes may be issued by the Board for various purposes. Our Board of Directors may determine that it is necessary or appropriate to permit future stock splits in the form of stock dividends, to raise additional capital through the sale of equity securities for the purpose of making acquisitions or other purposes, to acquire another company or its assets, to establish strategic relationships with corporate partners or to provide equity incentives to employees and officers, among other things. The availability of additional shares of common stock is important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. Although we have no current agreements or letters of intent regarding potential acquisition targets, our strategic plan is to acquire additional companies or assets in our industry if appropriate companies can be identified and transactions arranged. In that context, we have begun to identify possible candidates but are not currently in negotiations with those candidates.

The issuance of common stock upon the conversion of the Series A-2 Preferred, Series C Preferred and Series D Preferred will have a materially dilutive effect upon the holders of the common stock. Under current circumstances, approximately 85,795,879,985 shares of common stock may currently be issued upon exercise of the Series C Preferred, subject to adjustments. Approximately 8,633,547,671 shares of common stock may currently be issued upon exercise of the Series D Preferred and 8,412,206,667 shares may be issued upon conversion of the Series A-2 Preferred. If all of our preferred stock and convertible notes were converted on the date of this Consent Solicitation Statement, and the shares issuable to our officers were issued, approximately 107,919,345,893 shares of the Company’s common stock would be issued and outstanding.

The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

The proposed amendment to our Articles of Incorporation to authorize additional shares of common stock appears as Appendix A to this Consent Solicitation Statement. If approved, the additional shares of common stock authorized pursuant to this amendment will be of the same class of common stock as is currently authorized under the our Articles of Incorporation. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of our capital stock except in connection with the conversion of our Series A-2, C and D Preferred and our existing 2005 Stock Plan, as amended. If approved, this proposal will become effective upon the filing of the Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Florida containing substantially this amendment, which we would do promptly after the termination of this consent solicitation.

The Board of Directors unanimously recommends that stockholders vote FOR Proposal 1, approving the
Amendment to the Articles of Incorporation authorizing additional shares of common stock.

PROPOSAL NO. 2
APPROVAL OF 2005 STOCK PLAN AND AMENDMENTS THERETO

Our 2005 Stock Plan was adopted by the Board of Directors on June 26, 2005. In connection with the recapitalization described herein, our Board of Directors voted to amend and restate our 2005 Stock Plan (the “2005 Plan”) on August 16, 2007. The material revision to the 2005 Plan was an increase in the number of shares of common stock available for issuance under the 2005 Plan from 700,000,000 shares to 15,000,000,000 shares. Our Board of Directors also approved the issuance of options, subject to stockholder approval of the 2005 Plan and amendments thereto, representing an aggregate of 10.5% of the available pool under our amended and restated stock plan to the following executive officers pursuant to the terms of separate option agreements: Wayne I. Danson, John E. Donahue, Steven J. Miller and Robert Coolidge. The issuance of these options is described in further detail under the heading “Executive and Director Compensation: Equity Awards in 2007” of this Consent Solicitation Statement.

The principal features of the 2005 Plan are summarized below. Such summary, however, is qualified in its entirety by the full text of the 2005 Plan, which is set forth as Appendix B to this Consent Solicitation Statement.

Description of the 2005 Plan

General. The objectives of the 2005 Plan are to optimize the profitability and growth of ACT through incentives which are consistent with ACT’s goals and which link the personal interests of participants in the 2005 Plan to those of ACT’s stockholders; to provide participants with an incentive for excellence in individual performance; and to promote teamwork among participants. The 2005 Plan is further intended to provide flexibility to ACT in its ability to motivate, attract, and retain the services of employees, consultants and non-employee directors who make significant contributions to ACT’s success and to allow participants to share in the success of ACT. All employees of ACT and its subsidiaries (“Employees”) and members of the Board who are not Employees (“Non-Employee Directors”) are eligible to participate in the 2005 Plan. Consultants and advisors who perform services for ACT or any of our subsidiaries (“Key Advisors”) are also eligible to participate in the 2005 Plan if the Key Advisors render bona fide services to ACT or our subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for ACT’s securities.

At November ___, 2007, there were approximately 205 Employees, Non-Employee Directors and Key Advisors of ACT and its subsidiaries eligible to participate in the 2005 Plan.

The aggregate number of shares of our common stock, which may be issued under the 2005 Plan, is 15,000,000,000 shares, subject to proportionate adjustment in the event of stock splits and similar events. There is no limitation on the number of shares which may be issued to any individual under the 2005 Plan, including any officer or director. No awards may be granted under the 2005 Plan on or after June 26, 2015. If any award granted under the 2005 Plan is canceled or terminates, expires or lapses for any reason, the number of shares subject to the award will again be available for purposes of the 2005 Plan.

Administration. The 2005 Plan is required to be administered by a committee, which may consist of two or more persons who are “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has appointed the Compensation Committee as the committee to administer the 2005 Plan. However, the Board may ratify or approve any grants as it deems appropriate.

The Compensation Committee has full authority, in its discretion, to grant awards under the 2005 Plan and to determine the participants to whom awards will be granted and the number of shares to be covered by each award. In determining the eligibility of any participant, as well as in determining the number of shares to be covered by an award and the type or types of awards to be made, the Compensation Committee may, in its discretion, consider the position and the responsibilities of the participants being considered, the nature and value to ACT of the participant’s services, the participant’s present and/or potential contribution to the success of ACT and such other factors as the Compensation Committee may deem relevant.

Stock Options. The Compensation Committee has authority, in its discretion, to grant incentive stock options (stock options qualifying under Section 422 of the Code), nonqualified options (stock options not qualifying under Section 422 of the Code) or both types of stock options (but not in tandem) to employees. The Board has authority, in its discretion, to grant nonqualified stock options to non-employee directors and eligible consultants and advisors.

The exercise price for each stock option will be such price as the Compensation Committee, in its discretion, determines but will not be less than 100% of the fair market value of the common stock on the date of grant of the stock option, except that in the case of an incentive stock option granted to an employee who owns more than 10% of the outstanding shares of our common stock (a “Ten Percent Employee”), the exercise price will not be less than 110% of such fair market value. Fair market value for all purposes under the 2005 Plan shall be the closing price per share of our common stock on the Over-the-Counter Bulletin Board or applicable stock exchange for the date as of which fair market value is determined (or if there were no trades on that date, the latest preceding date upon which a sale was reported). On November ___, 2007, the fair market value of a share of our common stock, as so computed, was $_____.

Each stock option will be exercisable at such time or times as the Compensation Committee, in its discretion, determines, except that no stock option will be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

Unless the Compensation Committee, in its discretion, otherwise determines, the provisions of the following paragraphs will apply in the event of the termination of employment or provision of services to ACT of the grantee. An option may only be exercised while the grantee is employed by, or providing service to, ACT as an Employee, Key Advisor or member of the Board. In the event that a grantee ceases to be employed by, or provide service to, ACT for any reason other than (i) termination by ACT without Cause (as defined below), (ii) voluntary termination by the grantee, (iii) Good Reason (as defined below) but only to the extent that the grantee has the right to terminate his or her employment with ACT for “Good Reason” pursuant to such grantee’s employment agreement, (iv) disability (as defined in the 2005 Plan) or (v) death, any option held by the grantee shall terminate immediately (unless the Compensation Committee specifies otherwise). In addition, if the Compensation Committee determines that the grantee has engaged in conduct that constitutes Cause at any time while the grantee is employed by, or providing service to, ACT or after the grantee’s termination of employment or service, any option held by the grantee shall immediately terminate and the grantee shall automatically forfeit all shares underlying any exercised portion of an option for which ACT has not yet delivered the share certificates, upon refund by ACT of the exercise price paid by the grantee for such shares. Upon any exercise of an option, ACT may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

In the event that a grantee ceases to be employed by, or provide service to ACT as a result of (i) termination by ACT without Cause, (ii) voluntary termination by the grantee or (iii) termination by the grantee for Good Reason (but only to the extent that a grantee has the right to terminate his or her employment with ACT for “Good Reason” pursuant to such grantee’s employment agreement with ACT, any option which is otherwise exercisable by the grantee shall terminate unless exercised within 90 days after the date on which the grantee ceases to be employed by, or provide service to, ACT (or within such other period of time as may be specified by the Compensation Committee), but in any event no later than the date of expiration of the option term. Except as otherwise provided by the Compensation Committee, any of the grantee’s options that are not otherwise exercisable as of the date on which the grantee ceases to be employed by, or provide service to, ACT shall terminate as of such date.

In the event the grantee ceases to be employed by, or provide service to, ACT because the grantee is disabled, any option which is otherwise exercisable by the grantee shall terminate unless exercised within one year after the date on which the grantee ceases to be employed by, or provide service to, ACT (or within such other period of time as may be specified by the Compensation Committee), but in any event no later than the date of expiration of the option term. Except as otherwise provided by the Compensation Committee, any of the grantee’s options which are not otherwise exercisable as of the date on which the grantee ceases to be employed by, or provide service to, ACT shall terminate as of such date.

If the grantee dies while employed by, or providing service to, ACT or within 90 days after the date on which the grantee ceases to be employed or provide service on account of a termination specified above (or within such other period of time as may be specified by the Compensation Committee), any option that is otherwise exercisable by the grantee shall terminate unless exercised within one year after the date on which the grantee ceases to be employed by, or provide service to, ACT (or within such other period of time as may be specified by the Compensation Committee), but in any event no later than the date of expiration of the option term. Except as otherwise provided by the Compensation Committee, any of the grantee’s options that are not otherwise exercisable as of the date on which the grantee ceases to be employed by, or provide service to, ACT shall terminate as of such date.

Under the 2005 Plan, “Cause” refers to a finding by the Compensation Committee that the grantee (i) has breached his or her employment or service contract with ACT or one of its subsidiaries, (ii) has engaged in disloyalty to ACT, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (iii) has disclosed trade secrets or confidential information of ACT to persons not entitled to receive such information, (iv) has breached any written confidentiality, non-competition or non-solicitation agreement between the grantee and ACT or (v) has engaged in such other behavior detrimental to the interests of ACT as the Compensation Committee determines.

Under the 2005 Plan, “Good Reason” shall have the meaning ascribed to that term in the employment agreement between the grantee and ACT or one of its subsidiaries.

The exercise price for each stock option will be payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may pay, upon approval by the Compensation Committee, the exercise price in whole or in part by delivering to ACT previously owned shares of ACT’s common stock having a fair market value on the date of exercise of the stock option equal to the exercise price for the shares being purchased or by surrendering outstanding awards under the 2005 Plan or by any other method that the Compensation Committee may approve.

Each incentive stock option shall provide that, if the aggregate fair market value our common stock on the date of the grant with respect to which incentive stock options are exercisable for the first time by an grantee during any calendar year, under the 2005 Plan or any of our other stock option plans, exceeds $100,000, then the option, as to the excess, shall be treated as a nonqualified stock option.

Subject to the foregoing and the other provisions of the 2005 Plan, stock options granted under the 2005 Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as are determined, in its discretion, by the Compensation Committee.

Restricted Shares. Restricted shares of ACT’s common stock may be awarded by the Compensation Committee which will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the shares while subject to restriction) as the Compensation Committee may impose thereon and be subject to forfeiture if certain events (which may, in the discretion of the Compensation Committee, include termination of employment, consulting or advisory services or service on the Board of Directors) specified by the Compensation Committee occur prior to the lapse of the restrictions. The number of restricted shares awarded to the grantee, the restrictions imposed thereon, the duration of the restrictions, the events the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Compensation Committee, in its discretion, deems appropriate will be set forth in a restricted share agreement between ACT and the grantee. The 2005 Plan does not require any minimum level of restrictions.

Change in Control. The 2005 Plan provides for certain additional rights upon the occurrence of a Change in Control (as defined below). Unless the Compensation Committee determines otherwise (including as otherwise provided in the grant instrument):

(a)  upon a Change of Control (i) all outstanding options shall become exercisable in full and (ii) the restrictions and conditions on all outstanding restricted stock shall lapse; and

(b) upon a Change of Control where ACT is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding options that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding grants shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

Notwithstanding the foregoing, and subject to certain limitations described in the next paragraph, in the event of a Change of Control, the Compensation Committee may take one or both of the following actions with respect to any or all outstanding options:

(i) the Compensation Committee may require that grantees surrender their outstanding options in exchange for a payment by ACT, in cash or shares of our common stock as determined by the Compensation Committee, in an amount equal to the amount by which the then fair market value of the shares of our common stock subject to the grantee’s unexercised options exceeds the exercise price of the options; or

  (ii) the Compensation Committee may, after giving grantees an opportunity to exercise their outstanding options, terminate any or all unexercised options at such time as the Compensation Committee deems appropriate.

However, in the event of a Change of Control, the Compensation Committee shall not have the right to take any actions described in the 2005 Plan that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right or action, the Change of Control would qualify for such treatments and ACT intends to use such treatments with respect to the Change of Control.

A Change in Control of ACT shall be deemed to have occurred if:

(a) unless the Board approves such acquisition, any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, in a single transaction, of our securities representing more than 50% of the voting power of the then outstanding securities of ACT; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which ACT becomes a subsidiary of another corporation and in which the stockholders of ACT, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

(b) unless the Board approves such acquisition, if in any series of acquisitions any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of our securities representing more than 2/3 of the voting power of the then outstanding securities of ACT; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which ACT becomes a subsidiary of another corporation and in which the stockholders of ACT, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 2/3 of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

(c) the consummation of:

(i) a merger or consolidation of ACT with another corporation where the stockholders of ACT, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote),

(ii)  a sale or other disposition of all or substantially all of the assets of ACT, or

(iii)  a liquidation or dissolution of ACT.

Notwithstanding the foregoing, a public offering of ACT’s common stock shall not be deemed to result in a Change of Control, nor shall any other event or events, so long as HIG Capital L.L.C. and its affiliates continue to own, after such event or events, securities entitled to more than 50% of all votes to which all stockholders of ACT or the surviving corporation or its direct or indirect parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote).

Withholding. All grants under the 2005 Plan are subject to applicable U.S. federal (including FICA), state and local tax withholding requirements. ACT has the right to deduct from all grants paid in cash, or from other amounts paid to the grantee, any federal, state or local taxes required by law to be withheld with respect to such grants. ACT may require that the grantee or other person receiving or exercising grants pay to ACT the amount of any federal, state or local taxes that ACT is required to withhold with respect to such grants, or ACT may deduct from other wages paid by ACT the amount of any withholding taxes due with respect to such grants. If the Compensation Committee so permits, a grantee may elect, in the form and manner prescribed by the Compensation Committee, to satisfy ACT’s income tax withholding obligation with respect to options or restricted stock paid in our common stock by having shares withheld up to an amount that does not exceed the grantee’s minimum applicable withholding tax rate for federal, state and local tax liabilities.

Miscellaneous. Unless the grant instrument specifies otherwise, the Board may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired or unpaid options or restricted stock (referred to in this paragraph as an “Award”) at any time if the grantee is not in compliance with all applicable provisions of the grant instrument and the 2005 Plan, or if the grantee engages in any “Detrimental Activity.” For purposes of the 2005 Plan, “Detrimental Activity” includes:

(i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with ACT, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of ACT;

(ii) the disclosure to anyone outside ACT, or the use in other than ACT’s business, without prior written authorization from ACT, of any confidential information or material, in violation of ACT’s applicable agreement with the grantee or of ACT’s applicable policy regarding confidential information and intellectual property;

(iii) the failure or refusal to disclose promptly and to assign to ACT, pursuant to ACT’s applicable agreement with the grantee or to ACT’s applicable policy regarding confidential information and intellectual property, all right, title and interest in any invention or idea, patentable or not, made or conceived by the grantee during employment by ACT, relating in any manner to the actual or anticipated business, research or development work of ACT, or the failure or refusal to do anything reasonably necessary to enable ACT to secure a patent in the United States and where appropriate in other countries;

(iv) activity that results in termination of the grantee’s employment for cause;

(v) a violation of any rules, policies, procedures or guidelines of ACT, including (but not limited to) ACT’s business conduct guidelines;

(vi) any attempt (directly or indirectly) to induce any employee of ACT to be employed or perform services elsewhere or any attempt (directly or indirectly) to solicit the trade or business of any current or prospective customer, supplier or partner of ACT;

(vii) the grantee’s being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with ACT; or

(viii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of ACT.

The Board may amend the 2005 Plan at any time; provided that, no amendment shall be made without stockholder approval that:

(i)  increases the number of shares which may be issued under the 2005 Plan, except as a result of changes in corporate capitalization or corporate transaction such as merger, consolidation or liquidation;

(ii) expands the type of awards available under the 2005 Plan;

(iii) materially expands the class of persons entitled to participate;

(iv) deletes or limits the restrictions on repricing of options or reduces the price as which shares may be offered under options;

(v)  extends the termination date for making awards under the 2005 Plan; or

(vi)  is otherwise an amendment that would require approval under the stock exchange under which the shares are listed or otherwise under applicable laws or regulations.

The 2005 Plan may be terminated by the Board at any time. However, a termination or amendment of the 2005 Plan that occurs after a grant is made must not materially impair the rights of a grantee unless the grantee consents.

The terms and conditions of each grant and award under the 2005 Plan will be set forth in an agreement between ACT and the participant.

Possible Anti-Takeover Effect

The provisions of the 2005 Plan providing for the acceleration of the exercise date of stock options, the lapse of restrictions applicable to restricted shares and the deemed earn out of performance units and performance shares upon the occurrence of a Change in Control may be considered as having an anti-takeover effect.

Section 16(b) under the Exchange Act

Under Section 16(b) of the Exchange Act, directors and officers of ACT are liable to ACT for any profits realized by them on the purchase and sale (or sale and purchase) of any shares of common stock within any period of less than six months. Under certain circumstances, a transaction after a person ceases to be a director or officer may be matched with a transaction prior to the time the person ceases being a director or officer.

Under Rule 16b-3 adopted by the SEC under the Exchange Act, under most circumstances neither the grant to a director or officer of stock options or restricted stock under the 2005 Plan nor the acquisition of shares of common stock by a director or officer upon the exercise of a stock option is considered a purchase for Section 16(b) purposes. Also, under most circumstances under Rule 16b-3, the delivery to ACT by a director or officer of shares of already-owned common stock in payment of the exercise price upon exercise of a stock option granted under the 2005 Plan is not considered a sale for Section 16(b) purposes. The sale of shares of common stock acquired by a director or officer of ACT under the 2005 Plan may, however, be matched for Section 16(b) purposes with a purchase of common stock (other than under the 2005 Plan) by the director or officer within six months before or six months after the sale.

U.S. Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences of the different awards that may be granted under the 2005 Plan. This summary is not intended to be exhaustive or to describe consequences under particular tax circumstances. Among other things, it does not address possible local, state, or foreign tax consequences.

Incentive Stock Options. The value of an incentive stock option is not included in a participant’s income at the time of grant, and the participant does not recognize income on exercise of an incentive stock option. However, when calculating income for alternative minimum tax purposes, the excess (if any) of the fair market value of the shares acquired over the exercise price (the “spread”) generally will be considered part of income. When the participant sells shares of common stock acquired through exercise of an incentive stock option, all gain or loss on the sale of the shares will be treated as capital gain or loss, as long as the participant has held the shares for one year after exercise and two years after grant (the “holding period”). In that case, ACT will not be entitled to a deduction. If the participant has held the shares for at least one year, the capital gain or loss will be taxed as long-term capital gain or loss. If the participant sells shares of common stock acquired through exercise of an incentive stock option before the holding period lapses (called a “disqualifying disposition”), the spread, up to the amount of the gain on disposition, will be ordinary income at the time of the disqualifying disposition. In this event, ACT will be entitled to a deduction.

Nonqualified Stock Options. The value of a nonqualified stock option is not included in a participant’s income at the time of grant unless the nonqualified stock option has a readily ascertainable fair market value at the time of grant. ACT does not anticipate that any nonqualified stock option will have a readily ascertainable fair market value at the time of grant. On exercise, the difference between the exercise price of the nonqualified stock option and the fair market value of the shares of common stock acquired will be recognized as ordinary income, subject to federal income tax withholding. In that case, ACT will be allowed a deduction. When the participant sells the shares of common stock acquired through exercise of the nonqualified stock option, all further gain or loss on the sale will be characterized as capital gain or loss. If the participant has held the shares of common stock for at least one year, the capital gain or loss will be taxed as long-term capital gain or loss.

Restricted Stock. A participant will not recognize income tax in connection with the grant of restricted stock, assuming the restrictions are sufficient to prevent such taxation. Rather, the participant will recognize ordinary income on the date the restrictions lapse in an amount equal to the fair market value of the shares on such date (less the purchase price paid by the participant, if any). ACT is entitled to a corresponding deduction on the date the restrictions lapse. However, the participant may elect under Section 83(b) of the Code to recognize ordinary income at the time of grant in an amount equal to the fair market value of the shares on the date of grant (determined without regard to the restrictions). In this event, ACT will have a corresponding deduction. If the participant elects such early taxation under Section 83(b), there is no further income recognition at the time the restrictions lapse, and ACT will not be entitled to any additional deduction. In this case, gain or loss recognized by the participant upon later sale of the shares will be capital gain or loss. If the participant makes the Section 83(b) election, but the stock is forfeited, no tax refund or deduction is available to the participant.

The Board of Directors unanimously recommends that stockholders vote FOR Proposal 2, approving the 2005 Plan and the amendments thereto.

PROPOSAL NO. 3
APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION CHANGING OUR
NAME TO ENCOMPASS GROUP AFFILIATES, INC.

The Board of Directors has adopted, subject to stockholder approval, an amendment to our Articles of Incorporation to change the Company’s name from “Advanced Communications Technologies, Inc.” to “Encompass Group Affiliates, Inc.” Our Board believes that approval of the corporate name change as an amendment to the Articles of Incorporation is in the best interests of the Company and its stockholders, as our existing name does not appropriately reflect our current business. This amendment does not change the terms or rights of holders of our common stock. A copy of the proposed amendment to the Articles of Incorporation is attached hereto as Appendix A. If approved by our stockholders, this action will become effective upon the filing of the Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Florida containing substantially this amendment, which we anticipate doing within promptly upon the termination of this consent solicitation.

The Board of Directors unanimously recommends that stockholders vote FOR Proposal 3, approving an amendment to our Articles of Incorporation changing our name.

PROPOSAL NO. 4
ELECTION OF DIRECTORS

In connection with the recapitalization, which resulted in HIG Capital L.L.C. becoming the beneficial owner of approximately 72% of the equity and voting interests in the Company on a fully-diluted basis, three of the Company’s directors, Randall Prouty, Dr. Michael Finch and Jonathan Lichtman, resigned from the Board of Directors on August 17, 2007. At that time, the number of directors constituting the board of directors was increased to seven, and Mr. Ball, Mr. Black, Mr. Ketteler, Mr. Nolan and Mr. Wedren were appointed to fill the vacancies on the board.  Wayne I. Danson, our Chief Executive Officer, and Wilbank Roche did not resign from the Board as a result of the recapitalization and each continues to serve as a director.

On July 19, 2006, Martin Nielson tendered his resignation as a director and officer of the Company. His resignation was effective as of June 24, 2006,

The persons named below have been designated by the Board of Directors as nominees for election as directors, for terms expiring at the 2008 Annual Meeting of Stockholders. All nominees currently serve as directors of the Company.

Wayne I. Danson, age 54. Mr. Danson has served as a Director since January 3, 2000, as President since April 30, 2002, and as Chief Executive Officer since June 7, 2005. He served as our Chief Financial Officer from December 1, 1999 until September 25, 2006. Mr. Danson also serves as Chief Executive Officer and Chairman of the Board of Encompass. Mr. Danson is the Managing Director and Founder of Danson Partners, LLC, a financial advisory firm that specialized in middle market companies in the real estate and technology industries. Prior to forming Danson Partners, LLC in May 1999, Mr. Danson was Managing Director of PricewaterhouseCoopers LLP’s Real Estate Capital Markets Group. Prior to rejoining PricewaterhouseCoopers in 1996, Mr. Danson was a Managing Tax Partner with Kenneth Leventhal & Company in New York and Washington D.C., where he was also Kenneth Leventhal’s National Director of its International and Debt Restructure Tax Practices. Prior to his involvement with Kenneth Leventhal in 1988, Mr. Danson was a Managing Director with Wolper Ross & Co., Ltd. in New York, a closely held financial services company specializing in financial tax, pension consulting, designing financial instruments and providing venture capital and investment banking services. Mr. Danson graduated with honors from Bernard M. Baruch College with a BBA in Accounting and an MBA in Taxation. He is a certified public accountant and a member of the AICPA and the New York State Society of CPAs. Mr. Danson currently serves as a director of Herborium Group, Inc., the common stock of which is traded on the Over-the-Counter Bulletin Board under the symbol “HBRM.” Mr. Danson is the former President of Live Warehouse, Inc., a California corporation and subsidiary of Pacific Magtron International Corp., both of which filed for bankruptcy protection in May 2005.

Wilbank J. Roche, age 61. Mr. Roche was appointed a Director on March 25, 1999 and is currently a principal with the law firm of Roche & Holt in Los Angeles, California. Mr. Roche was an honors graduate from the University of Southern California in 1976, as well as from Loyola University School of Law, Los Angeles, in 1979. He was admitted to the California State Bar in 1979 and has been practicing law actively since that time. Mr. Roche worked for law firms in the Los Angeles area from 1976 to 1983, when he opened his own office. In 1985, he formed Roche & Holt. Mr. Roche’s law practice has revolved largely around representing small businesses and their owners. In that regard, he has provided legal services in connection with the formation, purchase, sale, and dissolution of numerous entities, as well as in connection with their on-going operations.

John G. Ball, age 68. Mr. Ball is a cofounder and principal with XRoads Solutions Group, a 125 person professional services firm formed in 1997 where he leads the services and manufacturing practices. While at XRoads, he has been involved in leading and advising a number of temporary staffing firms. Prior to XRoads, Mr. Ball was a partner of High Performance Partners, a firm of financial, strategic planning, marketing and turnaround consultants from 1989 to 1997. In May 2007, Mr. Ball was appointed as a director of Westaff, Inc., a publicly traded light industrial staffing business based in California, and is a member of the Primary and Secondary Committees of the Compensation Committee of the Board of Directors of Westaff.

John R. Black, age 43. Mr. Black is currently a managing director with H.I.G. Capital, a private equity firm headquartered in Miami with offices in Atlanta, Boston, San Francisco, London, Paris and Hamburg. He has 11 years of experience investing in middle market transactions. Prior to H.I.G. Capital, Mr. Black was a senior professional with several leading consulting firms, including Ernst & Young, where he began his business career. He sits on the boards of several portfolio companies of H.I.G. Capital as well as Westaff, a publicly traded light industrial staffing business based in California. Mr. Black graduated from Harvard University in 1987 with a dual degree in applied mathematics and economics.

Thomas R. Ketteler, age 64. Mr. Ketteler is currently a consultant to Schottenstein Stores Corporation ("SSC") and a special advisor to the independent directors of American Eagle Outfitters. Previously, Mr. Ketteler served as Executive Vice President of Finance and Treasurer of Schottenstein Stores Corporation ("SSC"), a private company owned by the Schottenstein-Deshe-Diamond families. Mr. Ketteler served SSC as Chief Operating Officer from April 1995 through 2000, as a Director since 1985 and Vice President of Finance since 1981. Prior to SSC, he was a partner in the firm of Alexander Grant and Company, Certified Public Accountants. Mr. Ketteler has served as an officer and director of various other corporations owned or controlled by the Schottenstein family, the members of which beneficially own over ten percent of the common stock of American Eagle Outfitters, Inc. From 1994 through 2003, Mr. Ketteler served as a director of American Eagle Outfitters, Inc., the common stock of which is listed on the New York Stock Exchange.

William J. Nolan IV, age 33. Mr. Nolan is currently a principal with H.I.G. Capital, a private equity firm headquartered in Miami with offices in Atlanta, Boston, San Francisco, London, Paris and Hamburg. Prior to joining H.I.G. in 2003, he worked as a management consultant with Bain & Company in its private equity and consumer product practices. He sits on the boards of directors for several of H.I.G. Capital’s portfolio companies. Mr. Nolan earned an M.B.A. from Harvard Business School with High Honors in 2001 and a B.Cp.E from Villanova University in 1996.

Gerald E. Wedren, age 70. Mr. Wedren is currently the owner and President of Craig Capital Co., a Washington D.C. and Miami based firm concentrating on mergers and acquisitions, business turnarounds and liquidations since 1972. Since 1960, he has been associated with several firms in both business and legal capacities. Mr. Wedren was the owner and President of Little Tavern Shops, a chain of approximately 30 fast food restaurants in the Washington, D.C. and Baltimore, M.D. areas from 1981 to 1988. He currently is a director and chairman of the Compensation Committee of American Eagle Outfitters, Inc., having served since 1998. In May 2007, Mr. Wedren was appointed as a director of Westaff, Inc., a publicly-traded light industrial staffing business based in California, and serves as a member of its Audit Committee and Nominating and Governance Committee.

There are no family relationships among our directors or executive officers.

If you do not wish your shares to be voted for particular nominees, you may so indicate on the Consent. If for any reason, any of the nominees shall become unavailable for election, the votes for such individual shall not be tabulated and the Board of Directors may fill such vacancy pursuant to its authority under our By-Laws, unless the Board of Directors should decide to reduce the number of directors to be elected in connection with this consent solicitation.  At this time, the Board of Directors knows of no reason why the nominee might be unavailable to serve.

The Board of Directors unanimously recommends that stockholders vote FOR Proposal 4, approving the election of the above-named nominees.

CORPORATE GOVERNANCE

Director Independence

During fiscal 2007, the following members of our Board of Directors were independent under the relevant Marketplace Rules of The NASDAQ Stock Market LLC: Messrs. Prouty and Roche and Dr. Finch. During fiscal 2007 until his resignation on August 17, 2007, Mr. Prouty served on the Audit Committee and the Compensation Committee. During 2007 until his resignation from the Board of Directors on August 17, 2007, Dr. Finch served on the Audit Committee. Mr. Roche also served on the Compensation Committee in fiscal 2007. Messrs. Prouty and Dr. Finch satisfied the criteria set forth under the Marketplace Rules of The NASDAQ Stock Market LLC relating to the heightened independence standards for members of the Audit Committee. Although Mr. Roche satisfied the independence criteria as a member of the Board of Directors, the Board determined that he did not satisfy the independence requirement for members of the Audit Committee, which provides that a director may not accept directly or indirectly any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than their directors’ compensation. We have paid fees to the law firm of Roche & Holt, of which Mr. Roche is a principal, for legal services rendered to us. Under applicable NASDAQ rules, members of the Compensation Committee must be independent.

Of the nominees standing for election, our Board of Directors has determined that Messrs. Ball, Black, Ketteler, Nolan, Roche and Wedren satisfy the independence requirements of NASDAQ. The current members of the Audit Committee, Messrs. Ball, Ketteler and Wedren, satisfy both the separate independence requirements of NASDAQ and the SEC for members of the Audit Committee. Messrs. Nolan, Roche and Wedren currently serve on the Compensation Committee.

The Board of Directors did not consider any transaction, relationship or arrangement not discussed above or otherwise disclosed below under the heading “Transactions With Related Persons” in determining the independence of Messrs. Ball, Black, Ketteler, Nolan, Roche and Wedren.

Meetings and Committees of the Board of Directors

Our business affairs are managed under the direction of the Board of Directors. During the fiscal year ended June 30, 2007, our Board of Directors held sixteen telephonic meetings and took action by written consent six times. During the fiscal year ended June 30, 2007, each of the directors, other than Mr. Finch, attended all of the Board of Directors meetings that were held. Mr. Finch attended at least 75% of the Board of Directors meetings that were held during the fiscal year ended June 30, 2007.

Compensation Committee

Our Board of Directors has established a separately designated standing Compensation Committee, which was formed in May 15, 2001. During the fiscal year ended June 30, 2007, our Compensation Committee held three meetings. The Compensation Committee was formed to set policies for compensation of our Chief Executive Officer and the other executive officers. The Compensation Committee does not delegate its authority regarding compensation, but does periodically seek input from Wayne Danson in his capacity as our President and Chief Executive Officer regarding the amount of executive compensation for other members of our senior management. Mr. Danson plays no role in determining or recommending the amount or form of compensation for the President and Chief Executive Officer position or our directors. To date, the Compensation Committee has not sought the advice of compensation consultants as to the amount or form of management compensation. The Compensation Committee adopted a written charter on September 20, 2007, a copy of which is attached hereto as Appendix C. The Compensation Committee charter is not currently available on our website.

Under its charter, the Compensation Committee has broad authority to review management’s performance, assess market competition and set guidelines for compensation of our directors and executive officers. Under the direction of the Compensation Committee, our compensation policies are designed to align the interests of our executives with those of stockholders. The goal of the policies is to improve profitability and long-term stockholder value by rewarding executives based on criteria set for corporate and individual performance. The compensation program and policies are also designed to aid in the attraction, motivation and retention of key personnel.

The Compensation Committee will use a combination of salary, cash incentive compensation and equity-based incentive compensation as its total compensation package. The achievement of annual corporate and individual performance goals is a significant factor is assembling a total compensation package for our Chief Executive Officer and other members of senior management. In addition, the Compensation Committee is expected to periodically compare our executive compensation levels with those of companies with which we believe that we compete for attraction and retention of senior caliber personnel.

Going forward, the Compensation Committee intends to review the performance of the company, our President and Chief Executive Officer and our other executive officers for each fiscal year shortly after receipt of the completed financial statements for such year. The Compensation Committee also expects to review at that time the corporate and individual goals for the next fiscal year. Upon completion of this review, the Compensation Committee expects to determine or recommend to the Board of Directors the compensation of all executive officers.

During the fiscal year ended June 30, 2007, our Compensation Committee was comprised of Messrs. Roche and Prouty. In connection with the recapitalization described herein, Mr. Prouty resigned from our Board of Directors on August 17, 2007. On September 20, 2007, Messrs. Nolan and Wedren were appointed to our Compensation Committee and Mr. Roche was appointed Chairman.

Audit Committee

The Board of Directors has established a separately designated standing Audit Committee, which was formed on May 15, 2001. The Audit Committee met three times during the fiscal year ended June 30, 2007. The Audit Committee performs the role described in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and reviews and discusses with our management and our independent auditors the audited and unaudited financial statements contained in our Annual Reports on Form 10-KSB and Quarterly Reports on Form 10-QSB, respectively. Although our management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures, the Audit Committee reviews and discusses the reporting process with management on a regular basis. The Audit Committee also discusses with the independent auditors their judgments as to the quality of our accounting principles, the reasonableness of significant judgments reflected in the financial statements and the clarity of disclosures in the financial statements, as well as such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee Charter was adopted on September 20, 2007, a copy of which is attached hereto as Appendix D. The Audit Committee Charter is not currently available on our website.

During fiscal 2007, the Audit Committee was composed of Randall Prouty, who served as Chairman of the Audit Committee, and Dr. Michael Finch, each of whom resigned on August 17, 2007 in connection with the recapitalization. Each of Messrs. Prouty and Finch met the criteria for independence for audit committee members set forth in Rule 10A-3(b)(1) promulgated under the Exchange Act and under the relevant Marketplace Rules of The NASDAQ Stock Market LLC. On September 20, 2007, Messrs. Ball, Ketteler and Wedren were appointed to our Audit Committee, each of whom met such independence criteria. Mr. Ketteler was appointed as the Chairman of the Audit Committee

During fiscal 2007, we did not have an "audit committee financial expert" as defined under Item 407(d)(5) of Regulation S-B. On September 20, 2007, the Board of Directors determined that Mr. Ketteler met such criteria for the audit committee financial expert.

Audit Committee Report

To the Board of Directors of
Advanced Communications Technologies, Inc.:

The Audit Committee has reviewed and discussed our audited financial statements for the year ended June 30, 2007 with management. The Audit Committee has discussed with JH Cohn, the Company’s independent auditors for 2007, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from JH Cohn required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with JH Cohn that firm’s independence. The Audit Committee has also discussed with our management and with the auditing firm such other matters and received such assurances from them, as we deemed appropriate.

Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for fiscal 2007 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Thomas R. Ketteler, Chairman John G. Ball Gerald E. Wedren

The foregoing report of the Audit Committee shall not be deemed to be soliciting material, to be filed with the SEC or to be incorporated by reference into any of our future filings with the SEC, except as may be explicitly specified by us in any future filing.

Executive Committee

The Board of Directors has established a separately designated standing Executive Committee, which was formed on September 20, 2007. Messrs. Ball, Danson, and Nolan were appointed to serve on the Executive Committee and Mr. Danson was appointed to serve as the committee’s chairman.

Nominating Committee Function

Our full Board of Directors performs the functions of a Nominating Committee. We have no written policies, procedures or charter governing the nomination of director candidates except as set forth below. Due to the relatively small size of our Board of Directors, we do not foresee the need to establish a separate nominating committee. We expect that future candidates for director will either be (i) recommended by a majority of the independent directors for selection by the Board of Directors or (ii) discussed by the full Board of Directors and approved for nomination by the affirmative vote of a majority of the Board of Directors, including the affirmative vote of a majority of the independent directors, as required by NASDAQ rules.

As a small company, we have generally used an informal process to identify and evaluate director candidates. Although we believe that identifying and nominating highly skilled and experienced director candidates is critical to our future, we have not engaged, nor do we believe that it is necessary at this time to engage, any third party to assist us in identifying director candidates. We have encouraged both independent directors and directors that are not independent to identify nominees for the Board of Directors. We believe that as a result, we are presented with a more diverse and experienced group of candidates for discussion and consideration.

During the evaluation process, we seek to identify director candidates with the highest personal and professional ethics, integrity and values. We seek candidates with diverse experience in business, finance and other matters relevant to a company such as ACT. Additionally, we require that director nominees have sufficient time to devote to its affairs.

We will consider candidates that are put forward by our stockholders. Any stockholder wishing to nominate a person for election to the Board of Directors must submit a notice of such nomination in writing to John E. Donahue, our Secretary, Vice-President and Chief Financial Officer, at our principal executive offices located at 420 Lexington Avenue, New York, New York 10170 not less than 60 nor more than 90 days prior to our annual meeting. In the event that less than 70 days notice or prior disclosure of the date of the meeting is given or made to stockholders, notice of nomination by a stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The stockholder's notice of nomination must provide information about both the nominee and the nominating stockholder, as required by our Bylaws. A copy of these Bylaw requirements will be provided upon request in writing as described above. Mr. Donahue will submit such information to the independent directors for their review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. Other than candidates submitted by our directors and executive officers, we have never received a proposed candidate for nomination from any large long-term stockholder.

Stockholder Communications with the Board of Directors

To date, we have not implemented a policy or procedure by which our stockholders can communicate directly with our directors. We are currently reviewing alternative policies and procedures for such communication and intend to have a policy in place before the end of fiscal year 2008. It has been management’s policy, however, to forward to the directors any communication received by us that is addressed to the directors.

Corporate Governance Documents

In April 2004, we established a Code of Business Conduct and Ethics (the "Code"), applicable to all of our employees, including our principal executive, accounting and financial officers, which states that we are committed to the highest standards of legal and ethical conduct. This Code sets forth our policies with respect to the way we conduct ourselves individually and operate our business. The provisions of this Code are designed to deter wrongdoing and to promote honest and ethical conduct among our employees, officers and directors. The Code is incorporated by reference to Exhibit 14.1 to the Company’s Form 10-KSB filed with the SEC on November 3, 2004. We will satisfy our disclosure requirement under Item 5.05 of Form 8-K regarding certain amendments to, or waivers of, any provision of our Code by posting such information on our corporate website. We will provide a copy of the Code, without charge, upon request. You may request a copy of the Code by writing to the Company’s corporate office located at 420 Lexington Avenue, Suite 2739, New York, NY 10170.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Officers

Our executive officers as of the date of this Consent Solicitation Statement are as follows:

Name	Position with the Company
Wayne I. Danson	President, Chief Executive Officer and Director
John E. Donahue	Vice President and Chief Financial Officer
Steven J. Miller	Chief Operating Officer

John E. Donahue, age 58. Mr. Donahue has served as our Chief Financial Officer since September 25, 2006. Mr. Donahue served as Vice President and Chief Financial Officer of Online Benefits Inc., (a privately held HR solutions firm that provides internet based applications for administering, communicating and presenting HR related information and data) from August 1999 until joining us. Prior to that, Mr. Donahue served as an Executive Vice President and Chief Financial Officer of Lead America, a marketer of insurance products to customers of financial institutions, Managing Director of Oxbridge Incorporated, a boutique investment banking firm, Chief Financial Officer at Mast Resources Inc., a merchant bank, and Chief Financial Officer at Catalyst Energy Corp., a NYSE-listed independent power producer. Mr. Donahue was with Price Waterhouse from September 1972 to March 1985, including serving as a Senior Audit Manager. He holds a B.A. in Economics from Holy Cross College and an MBA from Rutgers University. Mr. Donahue is a former member of the Board of Directors of Pacific Magtron International Corp. Pacific Magtron and its subsidiaries filed for bankruptcy protection in May 2005.

Steven J. Miller, age 49. Mr. Miller has served as our Chief Operating Officer since September 25, 2006. For the past ten years, Mr. Miller served as Senior Director of Service Operations for N.E.W. Customer Service Companies, Inc., the nation’s largest privately-held third-party administrator/reinsurer providing warranty policies for consumer electronic goods. There, Mr. Miller built and managed the team that developed new service offerings and delivered more than 3 million service events per year, representing $400 million in claims payments. Prior to this, he was the Director of North American Service Operations with Sharp Electronics with responsibility for all North American parts distribution, board level repairs and product refurbishment operations at Sharp’s headquarters in Romeoville, IL. Previously, for ten years he was responsible for shop and field service as well as parts inventory and parts sales for several large-market locations for General Electric/RCA, where he was Area Manager for GE Consumer Services. Mr. Miller is a past Board Member of NESDA (National Servicing Dealers Association of America) recently completing a three-year revolving membership. He earned his Bachelor’s Degree in Business Administration from The Detroit Institute of Technology.

Information concerning Mr. Danson is included above in the biographical summaries of our directors.

On July 19, 2006, Martin Nielson resigned from all offices and other positions that he held with the Company, including his positions as Senior Vice President of the Company and Chief Executive Officer of Encompass, and its wholly-owned subsidiaries. Mr. Nielson's resignation was effective as of June 24, 2006, the date on which his Amended Employment Agreement with the Company and Encompass expired according to its terms.

Other Significant Employees

Lisa A. Welton, President and Chief Executive Officer of Cyber-Test, Inc From 1990 to June 3, 2004, Ms. Welton served as President and Chief Executive Officer of Cyber-Test, where she was responsible for overseeing the company’s operational, marketing, contractual, and communications efforts, including business development and growth. Upon our acquisition of Cyber-Test's assets, Ms. Welton was appointed to the same offices and given the same responsibilities with Cyber-Test. From 1987 to 1989, Ms. Welton served as the National Director of Business Development for Charlan Brock and Associates, an International architectural firm specializing in hotels and high-end custom home developments, where she secured architectural contracts for the firm’s clients in the United States and Europe. From 1985 to 1987, Ms. Welton was Senior Account Manager at Robison, Yesawich and Pepperdine, an advertising and public relations firm, where she coordinated hotel property grand openings and all subsequent press events. Ms. Welton graduated from the University of Wisconsin with a BS degree in advertising and marketing.

Thomas Sutlive, Sr. Vice President of Cyber-Test, Inc. From August 1995 to June 3, 2004, Mr. Sutlive was employed by Cyber-Test, where he served as Vice President, since January 2004, and was responsible for the overall service structure and establishment of purchasing policies and procedures. Upon our acquisition of Cyber-Test's assets, Mr. Sutlive was appointed to the same offices and given the same responsibilities with Cyber-Test. Prior to Mr. Sutlive’s appointment to Vice President, he served as Cyber-Test’s Director of Operations from September 1999 to January 2004 and Purchasing Manager from August 1995 to September 1999. From 1989 to 1995, Mr. Sutlive was Lead Electric Technician with Sprague Electric, where he handled the operational readiness of specialized precision manufacturing equipment. Mr. Sutlive previously held the position of Systems Analyst with Dyncorp, a defense contractor, where he was responsible for generating failure analyses for naval missile tracking systems. Mr. Sutlive earned a bachelors degree from the University of Georgia and served six honorable years with the United States Navy.

Robert Coolidge, President of Vance Baldwin, Inc. Since August 1990, Mr. Coolidge has been employed by Vance Baldwin, Inc, where he served as General Manager since 1994 and was responsible for business development and marketing. In 2001, Mr. Coolidge was promoted to Vice President and subsequently he was promoted to Senior Vice President responsible for business development, national sales and vendor relations, IT management and development, as well as integration management. Upon our acquisition of the stock of Vance Baldwin on August 17, 2007, Mr. Coolidge was appointed as the President of Vance Baldwin. Mr. Coolidge graduated from Western Carolina University in 1990 with a Bachelor of Science in Business Administration with a concentration in marketing and computer science.

Fred Baldwin, Chief Executive Officer of Vance Baldwin, Inc. Since 1973, Mr. Baldwin has been employed by Vance Baldwin, Inc. and in 1984, he was appointed President and Chief Executive Officer. Upon our acquisition of the stock of Vance Baldwin on August 17, 2007, Mr. Baldwin resigned as President of Vance Baldwin. Mr. Baldwin graduated from Florida State University with a Bachelor's degree in Marketing and Finance.

 Summary Compensation of Executive Officers

The table below sets forth information concerning compensation paid to Wayne I. Danson, John E. Donahue and Steven J. Miller in the fiscal year ended June 30, 2007. None of our executive officers other than Messrs. Danson, Donahue and Miller received compensation of $100,000 or more in fiscal 2007. Mr. Nielson, who served as our Executive Vice President for less than a month of fiscal 2007, earned no compensation in fiscal 2007 and, therefore, is not included in the table below. As set forth below, our compensation program for our executive officers consists of base salary and stock option awards.
Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)		Bonus ($) (d)	Stock Awards ($) (e)		Option Awards ($) (f)	Non-Equity Incentive Plan Compen-sation ($) (g)	Nonqualified Deferred Compensa-tion Earnings ($) (h)	All Other Compensa-tion ($) (i)	Total ($) (j)
Wayne I. Danson President, Chief Executive Officer and Director	2007	$287,500	(1)	$50,000	$0		$0	$0	$0	$0	$337,500

John E. Donahue Vice President and Chief Financial Officer	2007	$192,308		$0	$45,000	(2)	$0	$0	$0	$0	$237,308

Steven J. Miller Chief Operating Officer	2007	$134,615		$0	$45,000	(2)	$0	$0	$0 $0	$0	$179,615

(1)    Does not include $310,000 of deferred compensation evidenced by a six year promissory note issued on August 17, 2007 to Danson Partners, LLC, an affiliate entity of Wayne Danson. Such deferred compensation includes $125,000 of unpaid fiscal 2005 bonus, $17,425 of accrued interest on such bonus and $167,575 of prior unpaid salary.

(2)    The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2007, in accordance with SFAS 123(R) of stock awards and thus include amounts from awards granted in and prior to fiscal 2007, specifically 50,000,000 shares of common stock were granted to each of Messrs. Donahue and Miller on September 25, 2006. These shares are valued at $0.0009 per share and vested 20% on September 25, 2006 and 30% on September 26, 2007. The remaining 50% will vest on September 26, 2008. Assumptions used in the calculation of this amount are included in Note 8 of our audited financial statements for the fiscal year ended June 30, 2007 included in Part II - Item 7 included in our Annual Report on Form 10-KSB filed with the SEC on September 28, 2007. In addition, as a result of the change in control, the vesting of an aggregate of 80,000,000 shares of restricted stock previously issued to Messrs. Donahue and Miller as a bonus in connection with the recapitalization was accelerated as described more fully in the section “Employment Agreements and Post-Termination or Change-of-Control Payments” of this Consent Solicitation Statement.

Employment Agreements and Post -Termination or Change-of-Control Payments

FY 2007

Wayne I. Danson

On June 7, 2005, we entered into a Services Agreement with Wayne I. Danson and Danson Partners, LLC, a limited liability company of which Mr. Danson is a principal. The Services Agreement was effective as of January 1, 2005 and expired on December 31, 2006.

Under the Services Agreement, Danson Partners provided Mr. Danson’s services to us, and in such capacity, Mr. Danson served as our Chief Executive Officer, President and Chief Financial Officer. Mr. Danson also agreed to serve as a member of our Board of Directors and as a director and officer of each of our subsidiaries without additional compensation.

Under the Services Agreement, we paid Danson Partners an annual base fee of $250,000. Danson Partners also received (i) a cash bonus of $250,000, including $50,000, which was paid in July 2004, and $75,000, which was paid in January 2005, with the remaining $125,000 to be earned as of August 1, 2005 and paid on or before August 31, 2005 (such amount was paid in connection with the recapitalization in the form of a six year promissory note in the aggregate principal amount of $310,000 issued on August 17, 2007 to Danson Partners, LLC, an affiliate entity of Wayne Danson) and (ii) a share bonus of 200,000,000 fully vested shares of our common stock which were issued contemporaneously with the execution of the Services Agreement. We also insured Mr. Danson under a $2,000,000 term life insurance policy, the beneficiary of which was Mr. Danson’s wife, and under a $2,000,000 key man life insurance policy, of which we were the beneficiary.

On March 14, 2007, we entered into a two-year employment agreement with Mr. Danson pursuant to which Mr. Danson agreed to continue serving as our President and Chief Executive Officer. The employment agreement was effective as of January 1, 2007 and terminated on August 17, 2007 in connection with the recapitalization described herein.

Under the employment agreement, Mr. Danson was entitled to receive a base salary of $350,000 in the first year of employment and a base salary of $400,000 in the second year. Mr. Danson was also eligible to earn a signing bonus of $50,000 upon execution of the Agreement which was payable on May 15, 2007 or earlier if we received certain financing and a bonus of between $250,000 and $500,000, as determined by our Compensation Committee, upon the consummation of certain acquisition transactions. In the employment agreement, we acknowledged accrued compensation owed pursuant to Mr. Danson’s recently expired Services Agreement in the amount of $342,575 which was payable on May 15, 2007, or earlier if we received certain financing. Certain of the payments owed to Mr. Danson under his employment agreement were paid as described below under the heading “Post-Recapitalization.”

John E. Donahue and Steven J. Miller

On September 25, 2006, we entered into employment agreements with John E. Donahue and Steven J. Miller pursuant to which Mr. Donahue would serve as our Chief Financial Officer and Mr. Miller would serve as our Chief Operating Officer. These agreements were in place prior to the recapitalization. Under these employment agreements, Mr. Donahue was entitled to receive a base salary of $250,000 in the first and second years of employment and a base salary of $275,000 in the optional year, if we exercised our option. Mr. Miller was entitled to receive a base salary of $175,000 in the first year of employment, $200,000 in the second year and $225,000 in the optional year. The remaining terms of the employment agreements of Mr. Donahue and Mr. Miller are identical and are as follows:

•	Each agreement was effective as of September 25, 2006 and expired on the second anniversary thereof unless terminated earlier in accordance with its terms.

•
Each executive received an award of 50,000,000 restricted shares of common stock, priced at the closing price per share as of the date of grant, of which (i) 10,000,000 shares shall be vested immediately upon September 25, 2006, (ii) 15,000,000 shares will fully vest on September 26, 2007, and (iii) 25,000,000 shares will fully vest on September 26, 2008; provided, as to each vesting traunche, that the executive is then employed by us.

•
For each fiscal year or portion thereof during the term of each employment agreement, each executive was eligible to receive a discretionary annual performance bonus, in cash, options to purchase shares of common stock and/or restricted shares of common stock, in an amount determined by the Compensation Committee.

•	We were obligated to provide a $1,000,000 term life insurance policy on each executive and to insure each executive under a $2,000,000 key man life insurance policy.

The agreements also provided for various post-termination and change-in-control payments to Messrs. Donahue and Miller. HIG’s investment and purchase of shares of the Series C Preferred in connection with the recapitalization constituted a “change-in control” under the agreements, and we terminated the agreements. As described below under the heading “Post-Recapitalization,” in connection with the termination of their September 25, 2006 agreements, Messrs. Donahue’s and Miller’s unvested stock awards became immediately vested. Under their agreement, a “change of control” was defined as any one of the following:

(i)    The date a “change in ownership” of ACT occurs as determined under the Treasury Regulations promulgated under Code Section 409A;

(ii)    The date a “change in effective control” occurs as determined under the Treasury Regulations promulgated under Code Section 409A; or

(iii)    The date a “change in ownership of a substantial portion of the corporation’s assets” occurs as determined under the Treasury Regulations promulgated under Code Section 409A. However, a change in ownership of a substantial portion of the corporation’s assets will not occur unless a person or group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition) assets from ACT that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of ACT immediately prior to such acquisition or acquisitions.

Martin Nielson

On June 24, 2004, we entered into a two-year employment agreement, as amended effective June 1, 2005, with Mr. Martin Nielson, our former Senior Vice President, Acquisitions. Mr. Nielson’s employment contract expired by its terms on June 23, 2006. Under the terms of the employment agreement Mr. Nielson was entitled to earn up to 50,000,000 shares of our restricted stock valued at $.01 per share to vest over a two year period. On July 1, 2005, 12,500,000 shares of restricted common stock vested and were issued to Mr. Nielson. Under the terms of a general release and settlement agreement with Mr. Nielson entered into on July 19, 2006, the unvested portion of the common stock grant or 37,500,000 shares valued at $375,000 was forfeited by Mr. Nielson.

Post-Recapitalization

Prior to the recapitalization, we were obligated to pay approximately $1,048,000 for accrued and unpaid management compensation, unreimbursed business expenses and the outstanding principal balance and accrued interest with respect to an unsecured promissory note dated April 24, 2006 issued by us to Wayne Danson. We satisfied the outstanding debts with management with an aggregate payment of approximately $488,000 and an agreement with Mr. Danson’s consulting company to pay the consulting company $310,000, plus interest accruing at the rate of 7% per annum, upon the earlier of a change of control of us or the six-year anniversary of the closing of the transactions described herein. Mr. Danson also agreed to restructure a potential $250,000 bonus until such time as we satisfy certain milestones as described in Mr. Danson’s employment agreement (described below). In addition, each of Messrs. Danson, Donahue and Miller exchanged, in the aggregate, 275 (or $275,000) shares of our Series A-1 Preferred for our Series A-2 Preferred.

On August 17, 2007, and in connection with the recapitalization, we entered into an employment agreement with Wayne I. Danson to serve as our Chief Executive Officer and President. Under this agreement, we agreed to cause Mr. Danson to continue as one of our directors, and Mr. Danson agreed to serve as a director. In addition, at the request of our Board of Directors he will serve as a director or officer of any of our subsidiaries without additional compensation. Mr. Danson receives a base salary of $300,000 per year; if he earns a “success bonus” (as defined below), his base salary will be increased to $325,000 for the remaining employment term. Among other benefits, Mr. Danson receives an auto allowance of $750 per month. In addition, Mr. Danson is eligible to receive (i) a “success bonus,” which represents his deferred existing bonus in the amount of $250,000 to which he will be entitled if certain milestones, as specified in the agreement, are met, and (ii) an “exit bonus” to which, subject to certain conditions, he will be entitled if a change of control occurs while he is employed by us. In the event certain conditions are satisfied and a change of control occurs after Mr. Danson’s employment is terminated without “cause” or he resigns for “good reason”, Mr. Danson will be entitled to 50% of the “exit bonus”.

On the August 17, 2007, and in connection with the recapitalization, we entered into employment agreements with John E. Donahue to serve as our Vice President and Chief Financial Officer and Steven J. Miller to serve as our Chief Operating Officer. Under their respective agreements, Mr. Donahue’s base salary is $237,500 per year, and Mr. Miller’s base salary is $187,500 per year. In addition, to the extent a “success bonus” is earned, Messrs Donahue and Miller’s base salary will increase to $250,000 and $225,000 respectively.

Certain terms of the employment agreements of Messrs. Danson, Donahue and Miller are identical and are set forth below:

•
Each executive is eligible to receive a “performance bonus.” A “performance bonus” is equal to a variable percentage of the executive’s base salary, determined by measuring actual EBITDA (as defined therein) against the target EBITDA (as defined therein) of any fiscal year during which the executive was employed for any portion of that year.

•
Subject to certain conditions, the executive will receive a one time “exit bonus”, which will be payable to the executive in cash not later than 30 days after a “Disposition Event” (as defined therein). The amount of the exit bonus will be determined pursuant to a formula set forth in the respective employment agreement, and will depend on executive’s current employment with us or the circumstances of executive’s termination of employment with us, but in no event will exceed $2,500,000 in the aggregate for Messrs. Danson, Donahue and Miller. In no event will the sum of the exit bonus and any other amounts required to be taken into account under Section 280G of the Code in connection with the Disposition Event exceed 299% of the executive’s “Base Amount” as determined pursuant to Section 280G of the Code.

•
The employment agreement contains restrictive covenants prohibiting the executive from competing with us or soliciting our employees or customers for another business during the term of the agreement and for a period of 2 years after termination or the end of the employment term. In the event the Severance Period (as defined below) is equal to six months, such restrictive covenants will survive for a period of 1 year after termination or the end of employment.

•
We are obligated to provide a $2,000,000 term life insurance policy on the executive’s life, with a beneficiary of his choosing, and, at our option, may insure the executive under a key man life insurance policy.

•
We may terminate the employment agreement for “cause” as defined therein or in the event that the respective executive becomes “Permanently Disabled” as defined therein. The executive may terminate his agreement for “Good Reason” as defined therein. The employment agreement will automatically terminate upon the executive’s death.

The agreements provide for the following post-termination and change-in-control payments to Messrs. Danson, Donahue and Miller:

•
In the event that we terminate the executive’s employment without cause, we will pay to the executive (i) any accrued base salary and reimbursement for business expenses and, if applicable, auto expenses incurred prior to the termination date, (ii) any unpaid success and/or performance bonus, to the extent such bonus has been earned and (iii) a severance payment (the “Severance Payment”) equal to the additional amount of base salary which would have been payable to the executive during the six-month period immediately following the termination date or, if the executive earned a success bonus prior to termination, the twelve-month period immediately following the termination date (the “Severance Period”), which Severance Payment will be paid in accordance with our standard payroll practices over the course of the Severance Period after the date on which the executive incurs a “separation from service,” as such term is defined in Internal Revenue Code.

•
In the event that the executive’s employment is terminated for any reason, we will pay to the executive any accrued base salary and reimbursement for business expenses and, if applicable, auto expenses incurred prior to the termination date and any accrued unpaid success and/or performance bonus, to the extent such bonus has been earned, which amounts shall be payable in cash to the executive in a lump sum no later than 30 days after the termination date. In addition, if we terminate the executive’s employment for any reason other than for Cause or by the executive for Good Reason, the executive will be deemed to have earned (i) a performance bonus if 270 days have passed in any fiscal year, which performance bonus will be paid on a pro rata basis for the period of time the executive was employed prior to termination and (ii) a success bonus if the conditions set forth in the agreement occur within three months of such termination.

•
We will indemnify the executive for any losses, damages, claims, costs and expenses incurred by the executive resulting from any act or omission of us or from our failure to perform any of our obligations under the respective agreement.

Under the terms of their prior employment agreements with us, Messrs. Donahue and Miller were entitled to each receive and aggregate of 40,000,000 shares of our restricted common stock upon a “change of control” as defined in the agreements. HIG’s investment and purchase of shares of the Series C Preferred constituted such a “change in control.” Therefore, our Board of Directors has granted and anticipates awarding an aggregate of 80,000,000 shares of restricted stock to Messrs. Donahue and Miller upon the filing of the amended Articles of Incorporation authorizing additional shares of common stock as described herein.

Equity Awards in 2007

During fiscal year 2007, our Compensation Committee recommended, and our full Board of Directors approved, stock awards to each of John E. Donahue and Steven J. Miller in the amount of 50,000,000 shares of our restricted common stock. The awards were granted on September 25, 2006 following each individual’s election as an executive officer on the same date. The restricted common stock was awarded pursuant to our 2005 Stock Plan. The stock awards were valued at $.0009 on the date of grant or $45,000 to each executive.

In connection with the recapitalization described herein, our Board of Directors approved the issuance of options representing an aggregate of 10.5% of the available pool under our amended and restated stock plan to the following our following executive officers pursuant to the terms of separate option agreements:

Wayne I. Danson, President and CEO	4.5%
John E. Donahue VP and CFO	2.0%
Steven J. Miller COO	3.5%
Robert Coolidge, President, Vance Baldwin, Inc.	0.5%

Messrs. Danson’s, Donahue’s and Miller’s options will vest according to the following schedule:

•	25% of the options awarded will be vested immediately,

•	37.5% of the options awarded will vest quarterly in equal increments over three years, and

•	37.5% of the options awarded over three years if certain EBITDA targets are met.

Mr. Coolidge’s options will vest according to the following schedule:

•	25% of the options awarded will be vested immediately,

•	42% of the options awarded will vest quarterly in equal increments over three years, and

•	33% of the options awarded will vest over three years if certain EBITDA targets are met.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards to any of our named executive officers which were outstanding as of the fiscal year end, June 30, 2007.

Director Compensation

Our directors did not receive any cash or stock compensation for their services as a director in fiscal 2007, but were reimbursed for all of their out-of-pocket expenses incurred in connection with the rendering of services as a director. Each of the independent directors is entitled to $25,000 in cash compensation, payable $6,250 per quarter of services rendered. In addition, the chairman of each of our audit and compensation committees was entitled to an additional $5,000 per committee in cash compensation. In fiscal 2007, our independent directors did not receive any cash compensation from the Company. On August 17, 2007, Messrs. Prouty, Finch, Lichtman and Roche received an aggregate of $365,000 for accrued directors’ fees. These directors used $175,000 of such funds to purchase shares of our Series A-2 Preferred.

Director Compensation Table

The table below summarizes the compensation that we paid to non-employee Directors for the fiscal year ended June 30, 2007.

Name (a)	Fees Earned or Paid in Cash ($) (b)		Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Dr. Michael Finch	$66,250	(1)	-	-	-	-	-	$66,250
Jonathan J. Lichtman	$96,250	(1)	-	-	-	-	-	$96,250
Randall Prouty	$106,250	(1)	-	-	-	-	-	$106,250
Wilbank J. Roche	$96,250	(1)	-	-	-	-	-	$96,250

(1) A total of $175,000 of cash compensation paid to the directors ($43,750 to each director) was used to purchase shares of our Series A-2 Preferred stock.

Following the recapitalization, we adopted new standards for the compensation of our independent directors. Our credit agreement with Sankaty Advisors limits our aggregate outside board fees to $60,000 if our EBITDA for such fiscal year is below $5,800,000. Under this schema, each independent director will receive an annual retainer of $10,000 per year and a committee retainer (for participation in one or multiple committees) of $2,000 per year. Such retainers may be increased if we meet higher EBITDA targets, with a maximum of $100,000 in aggregate outside board fees authorized under our credit agreement if EBITDA exceeds $6,200,000. Under this schema, each independent director will receive an annual retainer of $15,000 per year and a committee retainer (for participation in one or multiple committees) of $5,000 per year. Regardless of our EBITDA for any fiscal year, we will also pay our independent directors $500 per meeting for in-person attendance at a Board meeting and $250 per meeting for attendance at a Board meeting via teleconference.

In addition to the cash compensation described above, each independent Board member will also receive 50,000,000 options with an exercise price at our share price on the date of issuance or $.00075 per share. All options will vest after twelve months. On August 17, 2007, and in connection with the recapitalization, we granted each of Wilbank Roche, John G. Ball, Thomas R. Ketteler and Gerald E. Wedren, our independent directors, 50,000,000 options each at an exercise price of $.00075.

TRANSACTIONS WITH RELATED PERSONS

During the last two fiscal years, we have not entered into any material transactions or series of transactions which, in the aggregate, would be considered material in which any officer, director or beneficial owner of 5% or more of any class of our capital stock, or any immediate family member of any of the preceding persons, had a direct or indirect material interest, nor are any such transactions presently proposed, except as follows:

•	Prior to January, 2007, we obtained the service of Mr. Danson through a services agreement with his wholly owned company, Danson Partners, LLC.

•
In July 2006, we entered into a settlement agreement with Pacific Magtron International Corporation, Theodore S. Li, Hui Cynthia Lee and others with respect to the settlement of certain litigation and other potential claims, including the termination of Mr. Li and Ms. Lee’s employment contracts with us, involving Pacific Magtron, Encompass Group Affiliates (one of our subsidiaries), Mr. Li, Ms. Lee, Martin Nielson, our then Executive Vice President, Wayne Danson, our Chief Executive Officer and us. Pacific Magtron’s entry into the settlement agreement was conditioned on bankruptcy court approval, which was obtained on August 11, 2006 in connection with confirmation of Pacific Magtron’s plan of reorganization. Pursuant to this plan of reorganization, we contributed $50,000 on behalf of Pacific Magtron’s stockholders to effectuate the plan of reorganization and a subsidiary of Pacific Magtron merged with an unrelated entity, Herborium, Inc. In connection with the merger, Pacific Magtron changed its name to Herborium Group, Inc. Upon closing of the merger, we paid an aggregate $325,000 in cash to Mr. Li and Ms. Lee. In addition, Mr. Li and Ms. Lee received 4,585,554 shares, in the aggregate, of common stock of Herborium Group valued at $175,000. A special stock distribution of shares of Herborium Group was made to the holders of our common stock as of the record date of August 11, 2006 on the basis of a 0.001652911 share of Herborium common stock for each share of our common stock. A more detailed description of the terms of the settlement agreement is contained in our Current Report on Form 8-K filed with the SEC on August 16, 2006.

•
On September 8, 2006, we entered into an investment agreement with each of Wayne Danson, John Donahue, Steve Miller, Anthony Lee and Dr. Gerald Holland, pursuant to which we agreed, among other things, to sell shares of Series A-1 Preferred stock to these investors. The transactions contemplated by the investment agreement closed on September 13, 2006. At the closing, and pursuant to the investment agreement, we sold the investors an aggregate of 340 shares of Series A-1 Preferred at a purchase price of $1,000 per share. In connection with this sale, we received aggregate gross proceeds of $340,000 as follows: (a) $50,000 from one of our officers, (b) $225,000 from persons who were expected to become our employees and (c) $65,000 from outside investors. In addition to the rights applicable to all holders of Series A-1 Preferred, these investors were granted certain piggyback registration rights in the event that the shares of Series A-1 Preferred were converted into shares of our common stock.

•
In connection with the recapitalization described under the heading “Proposal No. 1: Approval of an Amendment to the Articles of Incorporation to Authorize Additional Shares of Common Stock” of this Consent Solicitation Statement, we entered into a five-year management agreement with HIG Capital. HIG Capital is an affiliate of ACT-DE, LLC, which owns shares entitled to cast approximately 72% of the votes which may be cast by all of our stockholders. Under the management agreement, HIG Capital provides management and consulting services to us and our subsidiaries, subject to the supervision of the our Board of Directors. We pay a cash consulting and management fee to HIG Capital, currently not to exceed $500,000 per annum. The fee is payable only to the extent permitted under a Note Purchase Agreement, for which Sankaty Advisors, LLC is the collateral agent, and the amount of the fee depends on whether we have met certain financial objectives. If payment of the fee is prohibited by the Note Purchase Agreement, the unpaid amount will accrue interest at the rate of 5% per annum, compounded annually. In addition, we have agreed to reimburse HIG Capital for expenses incurred in connection with the performance of management and consulting services with respect to us. At the same time, we also entered into a five-year investment advisory services agreement with HIG Capital, pursuant to which HIG Capital will provide certain financial advisory services to us and our subsidiaries, subject to the supervision of our Board of Directors. In connection with any transaction introduced, arranged, managed and/or negotiated by HIG Capital, including an acquisition, disposition, sale of us, or financing, we will pay HIG Capital an investment banking fee and a supplemental management fee, each equal to a percentage of (i) the enterprise value of an acquisition or disposition, (ii) the financing amount, in connection with a debt or equity financing, or (iii) the benefit value, in connection with any other transaction not in the ordinary course of business. The investment banking fee and supplemental management fee with respect to future transactions will be payable only to the extent permitted under the Note Purchase Agreement. If payment of the fees is prohibited by the Note Purchase Agreement, the unpaid amount will accrue interest at the rate of 5% per annum, compounded annually. We paid HIG Capital a combined investment banking and supplemental management fee of $525,000 in connection with the purchase by certain investors, including HIG Capital, of Series C Preferred pursuant to a Series C Purchase Agreement. Under both the management agreement and the investment advisory services agreement, we will reimburse HIG Capital for expenses incurred in performance of its duties thereunder. Both agreements require us to indemnify HIG Capital and its affiliates with respect to losses or claims arising from HIG Capital’s performance of services, except as a result of its gross negligence or willful misconduct. Either party may terminate the management agreement or the investment advisory services agreement in the event of a breach of material terms by the other party, and HIG Capital is entitled to recover damages in the event of such a breach by us.

•
Our principal executive office is located at 420 Lexington Avenue, Suite 2739, New York, New York 10170. We, through a license agreement effective August 15, 2007 with Danson Partners, LLC, a party related to our chief executive officer, effectively assumed the Danson Partners’ lease obligation for a total of approximately 2,200 square feet of office space through May 31, 2010, and licenses for its use all the furniture, fixtures, filing cabinets, computers, servers, office equipment, etc. that it needs to conduct its business.

•
On August 17, 2007, we issue a note to Mr. Danson’s consulting company, Danson Partners, LLC, to in the aggregate principal amount of $310,000, plus interest accruing at the rate of 7% per annum, upon the earlier of a change of control of us or August 17, 2013. We issued this note to satisfy certain outstanding obligations owed to Danson Partners in connection with Mr. Danson’s employment with us.

•
Upon the closing of the recapitalization, Dr. Finch and Messrs. Lichtman, Prouty and Roche, the four pre-closing independent directors of the Company received an aggregate of $365,000 for accrued directors’ and special committee fees of which $175,000 was used by the directors to purchase shares of Series A-2 Preferred.

•
Janney Montgomery Scott, LLC (“Janney”) served as financial advisor and investment banker for the Company in connection with the acquisition of Vance Baldwin, the sale of the Series C Preferred and the related transactions. Pursuant to a financial advisory agreement between the Company and Janney, Janney received at the closing a fee of $500,000 in cash, $100,000 of which was used to purchase 166.666667 shares of Series A-2 Preferred. In April 2006, the Company paid Janney a $60,000 retainer fee. The financial advisory agreement also provides for additional fees upon the consummation of certain types of transactions in the future. Pursuant to an agreement dated March 7, 2006, approximately six months prior to John Donahue joining the Company (and prior to the Company discussing the possibility of Mr. Donahue joining the Company), Janney agreed to pay 5% of its advisory fees to Mr. Donahue, currently the Company’s Chief Financial Officer, as a finder’s fee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our directors and executive officers, and any persons who own more than ten percent of our common stock, file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such persons are required by SEC regulations to furnish us with copies of all such reports that they file. To our knowledge, based upon our review of these reports, all Section 16 reports required to be filed by our directors, executive officers and beneficial owners during the fiscal year ended June 30, 2007 were filed on a timely basis with the exception of the following report. The Statement of Changes in Beneficial Ownership of Securities on Form 4 filed by Wayne Danson on September 19, 2006 was filed late. This Form 4 disclosed the issuance to Mr. Danson on September 13, 2006 of 50 shares of our Series A-1 Preferred in a private placement convertible into 62,500,000 shares of our common stock.

PROPOSAL NO. 5
RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee has selected, with full Board approval, J.H. Cohn LLP (“JH Cohn”) as the independent public accountant to examine the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2008 and the Company is presenting this matter to the stockholders of the Company for ratification. JH Cohn served as our independent auditors for the audit of our financial statements for the fiscal year ended June 30, 2008.

Although ratification is not required, the Board of Directors is submitting the appointment of JH Cohn to the Company’s stockholders for ratification as a matter of good corporate practice. Even if the appointment is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. In addition, if the stockholders should not ratify the appointment of JH Cohn , the Board of Directors will investigate the reasons for the rejection by the stockholders and will reconsider the appointment.

The Board of Directors unanimously recommends that stockholders vote FOR Proposal 5, approving the ratification of the appointment of JH Cohn as the Company’s independent accountants for the year ending June 30, 2008.

Changes in Independent Public Accountants

On May 3, 2007, we received notice that Berenson LLP, the Company's independent registered public accountants, had combined with JH Cohn with JH Cohn as the surviving entity. On May 11, 2007, the Audit Committee of the Company's Board of Directors approved the engagement of JH Cohn as Berenson's successor to continue as the Company's independent registered public accountant for the fiscal year ending June 30, 2007.

The reports of Berenson on the financial statements of the Company as of and for the fiscal years ended June 30, 2006 and June 30, 2007 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Berenson's report on the Company's financial statements for fiscal year ended June 30, 2006 did contain an explanatory paragraph regarding their substantial doubt as to the Company's ability to continue as a going concern, and the lack of any adjustments to the financial statements that might result from that circumstance.

During the Company's fiscal year ended June 30, 2006 and subsequent interim period preceding the engagement of J.H. Cohn, there were no disagreements between the Company and Berenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Berenson, would have caused Berenson to make reference to the subject matter of the disagreements in connection with its audit reports on the Company's financial statements. During the Company's past fiscal year and the interim period through the engagement of J.H. Cohn, Berenson did not advise the Company of any of the matters specified in Item 304(a)(1)(iv)(B) of Regulation S-B.

During the Company's fiscal years ended June 30, 2005 and June 30, 2006, and the interim period through May 11, 2007, the Company had no consultations with Berenson concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on the Company's financial statements as to which the Company received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-B.

During the Company's fiscal years ended June 30, 2007, the Company had no consultations with JH Cohn regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements as to which the Company received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-B.

Fees Paid to Auditors

Berenson LLP served as our independent auditors for the fiscal year ended June 30, 2006 through May 11, 2007. JH Cohn served as our independent auditors for the balance of fiscal year ended June 30, 2007. We have been billed the fees set forth below in connection with services rendered by the independent auditors to us:

Fee Category	Fiscal 2007	Fiscal 2006
Audit Fees¹	$112,000	$73,736
Audit-Related Fees2	$10,000	$3,660
Tax Fees3	$-	$-
All Other Fees4	$122,000	$121,863
TOTAL	$244,000	$197,759

¹Audit fees consisted of fees for the audit of our annual financial statements and review of quarterly financial statements as well as services normally provided in connection with statutory and regulatory filings or engagements, comfort letters, consents and assistance with and review of our documents filed with the SEC. This category includes (i) $70,000 billed by JH Cohn for the audit of our annual consolidated financial statements for the fiscal year ended June 30, 2007 and the review of our Form 10-KSB for the fiscal year ended June 30, 2007 and (ii) $42,000 billed by Berenson for the reviews of our consolidated financial statements included in our Forms 10-QSB for the quarters ended September 30, 2006, December 31, 2006 and March 31, 2007. In fiscal 2006, Berenson billed us (a) $43,853 for the audit of the Company’s annual consolidated financial statements for the fiscal year ended June 30, 2006 and the review of the Company’s Forms 10-KSB for the fiscal year ended June 30, 2006 and (b) a total of $29,883 for the reviews of our consolidated financial statements included in the Company’s Forms 10-QSB for the quarters ended December 31, 2005 and March 31, 2006.

2Audit-related fees consisted of fees for assurance and related services, including primarily employee benefit plan audits, due diligence related to acquisitions, accounting consultations in connection with acquisitions, consultation concerning financial accounting and reporting standards and consultation concerning matters related to Section 404 of the Sarbanes Oxley Act of 2002. This category includes fees billed by Berenson for the fiscal year ended June 30, 2007 in the amounts of $10,000 for services rendered in connection with a restatement of certain annual and quarterly financial statements and, for the fiscal year ended June 30, 2006, $2,160 related to correspondence with the SEC for audit related matters. Also for the fiscal year ended June 30, 2006, fees in the amount of $1,500 were billed for professional services rendered by our independent auditors prior to Berenson, Weinberg & Company, P.A., in connection with the filing of a Form 8-K.

3Tax fees consisted primarily of fees for tax compliance, tax advice and tax planning services.

4Other than the services described above, the aggregate fees billed for services rendered by Berenson were $122,000 and $121,863 for the fiscal years ended June 30, 2007 and 2006. These fees were related to the audits and due diligence services for acquiring certain business targets.

Policy for Pre-Approval of Audit and Non-Audit Services

All engagements of our independent auditor to perform any audit services and non-audit services were approved by the Audit Committee in accordance with its normal functions. During the fiscal years ended June 30, 2007 and 2006, no audit services or non-audit services were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Board of Directors and the Audit Committee are in the process of creating a policy to pre-approve all audit services and all non-audit services that our independent auditor will perform for us under applicable federal securities regulations. As permitted by the applicable regulations, we anticipate that the Audit Committee’s policy will utilize a combination of specific pre-approval on a case-by-case basis of individual engagements of our independent auditor and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that will be reviewed annually by the Audit Committee.

OTHER INFORMATION

Annual Report

We delivered copies of our Annual Report for the year ended June 30, 2007 with this Consent Solicitation Statement. Stockholders are referred to the report for financial and other information about us, but the report is not incorporated into this Consent Solicitation Statement and is not a part of the material. Stockholders may obtain a copy of the full Annual Report to Stockholders and/or our annual report to the SEC on Form 10-KSB, without charge, by writing to the Secretary of the Company at 420 Lexington Avenue, New York, New York 10170.

Stockholder Proposals for 2008 Annual Meeting

Any proposal by a stockholder intended to be presented at the 2008 Annual Meeting of stockholders must be received by the Company at the Company’s principal executive offices, 420 Lexington Avenue, New York, New York 10170, Attention: Secretary, a reasonable time before the Company begins to print and send its proxy materials in order to be included in the proxy materials and form of proxy relating to the 2008 Annual Meeting. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials.

For business to be properly brought before the 2008 Annual Meeting by a stockholder in a form other than a stockholder proposal, any stockholder who wishes to bring such business before the 2008 Annual Meeting of stockholders must give notice of such business in writing to our Secretary at the address stated in the previous paragraph, not less than 60 nor more than 90 days prior to the 2008 Annual Meeting. In the event that less than 70 days notice or prior disclosure of the date of the meeting is given or made to stockholders, notice of such business to be timely must be received by the Company not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The stockholder's notice of such business must provide information about the stockholder proposing such business and the nature the business, as required by our Amended and Restated Bylaws. A copy of these Bylaw requirements will be provided upon request in writing to our principal executive offices, 420 Lexington Avenue, New York, New York 10170, Attention: Secretary.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John E. Donahue
John E. Donahue, Secretary

Dated: November __, 2007

WRITTEN CONSENT OF STOCKHOLDERS OF
ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, being a stockholder of record of Advanced Communications Technologies, Inc. (the “Company”) as of November ___, 2007, hereby takes the following action, pursuant to Section 607.0704 of the Florida Business Corporation Act, with respect to all shares of capital stock of the Company held by the undersigned, in connection with the solicitation by the Board of Directors of the Company of written consents to (i) amend our Articles of Incorporation to increase the number of authorized shares of our common stock from 5,000,000,000 to 200,000,000,000; (ii) amend and restate our 2005 Stock Plan to increase the number of shares of our common stock available for issuance under such plan from 700,000,000 to 15,000,000,000; (iii) amend our Articles of Incorporation to change the Company’s name from Advanced Communications Technologies, Inc. to Encompass Group Affiliates, Inc.; (iv) elect seven members to our Board of Directors; and (v) ratify the appointment of J.H. Cohn LLP as our independent public accountants for the fiscal year ending June 30, 2008, as the same are described in the Company’s Consent Solicitation Statement dated November ___, 2007, without a meeting.

(Place an “X” in the appropriate boxes.)

Proposal 1.	To amend the Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 5,000,000,000 to 200,000,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

A vote FOR is recommended by the Board of Directors.

Proposal 2.	To amend and restate the Company’s 2005 Stock Plan to increase the number of shares of common stock available for issuance under such plan from 700,000,000 to 15,000,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

A vote FOR is recommended by the Board of Directors.

Proposal 3.	To amend the Company’s Articles of Incorporation to change the Company’s name from Advanced Communications Technologies, Inc. to Encompass Group Affiliates, Inc.

☐ FOR	☐ AGAINST	☐ ABSTAIN

A vote FOR is recommended by the Board of Directors.

Proposal 4.	To elect as directors, to hold office until the next meeting of stockholders and until their successors are elected, the seven (7) nominees listed below:

NOMINEES:	01. Wayne I. Danson	02. Wilbank J. Roche	03. John G. Ball

	04. John R. Black	05. Thomas R. Ketteler	06. William J. Nolan IV

07. Gerald E. Wedren

☐ FOR ALL NOMINEES	☐ WITHHOLD ALL NOMINEES	☐ ________________ For all nominees except as noted above

A vote FOR ALL NOMINEES is recommended by the Board of Directors.

Proposal 5.	Proposal to ratify the appointment of J.H. Cohn LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

A vote FOR is recommended by the Board of Directors.

NOTE: Please sign exactly as name appears on the certificate representing your shares of capital stock. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please indicate the full corporate name and have an authorized officer sign, stating title. If a partnership, please sign in partnership name by an authorized person. This Written Consent of Stockholders, together with all written consents in substantially the same form, shall be treated as a single consent of stockholders.

Signature of record stockholder or person authorized to sign on behalf of record stockholder:

Signature, if held jointly:

Date:

PLEASE MARK, SIGN AND DATE THIS WRITTEN CONSENT AND RETURN IT PROMPTLY.

Appendix A

ARTICLES OF AMENDMENT (ELEVENTH)
TO
ARTICLES OF INCORPORATION
OF
ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

Advanced Communications Technologies, Inc. (the “Corporation”), a corporation organized and existing under the Florida Business Corporation Act (the “FBCA”), hereby certifies as follows:

FIRST: The name of the Corporation is Advanced Communications Technologies, Inc. and the original Articles of Incorporation of the Corporation were filed with the Florida Department of State on March 6, 1997 and assigned document number P97000020967.

SECOND: That the Board of Directors of the Corporation, by unanimous written consent on November ___, 2007, duly adopted a resolution setting forth a proposed amendment to the Articles of Incorporation of the Corporation, declaring said amendment to be advisable and soliciting the written consent of the stockholders of the Corporation for approval thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article I of the Articles of Incorporation of the Corporation be  amended and restated in its entirety as follows:

“ARTICLE I: NAME

The name of the Corporation shall be:

ENCOMPASS GROUP AFFILIATES, INC.

The address of the principal office of the Corporation shall be 420 Lexington Avenue, New York, New York 10170 and the mailing address shall be the same as the principal office.”

THIRD: That at a meeting of the Board of Directors of the Corporation on September 20, 2007, a resolution was duly adopted setting forth a proposed amendment to the Articles of Incorporation of the Corporation, declaring said amendment to be advisable and soliciting the written consent of the stockholders of the Corporation for approval thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article III of the Articles of Incorporation of the Corporation  be amended and restated in its entirety as follows:

A-1

“ARTICLE III: CAPITAL STOCK

The maximum number of shares of stock that this Corporation is authorized to have outstanding at any one time is 200,000,025,000. Of such shares, 200,000,000,000 shall be common stock having no par value per share. The remaining shares shall be shares of preferred stock, par value $0.01 per share. The preferred stock may be issued from time to time by authorization of the Board of Directors of this Corporation with such rights, designations and preferences and other terms as the Board of Directors shall determine from time to time.”

FOURTH: This Articles of Amendment to Articles of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of the stockholders of the Corporation in accordance with Sections 607.0704 and 607.1003 of the FBCA.

IN WITNESS WHEREOF, the undersigned, being the duly authorized Secretary of the Corporation, for the purpose of amending the Articles of Incorporation of the Corporation pursuant to Section 607.1003 of the FBCA, does make and file this Articles of Amendment this ___ day of December, 2007.

ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

By:
John E. Donahue, Secretary

A-2

Appendix B

ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
AMENDED AND RESTATED 2005 STOCK PLAN

The purpose of the Advanced Communications Technologies, Inc. Amended and Restated 2005 Stock Plan (the “Plan”) is to provide (i) designated employees of Advanced Communications Technologies, Inc. (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options and nonqualified stock options (collectively, “Options”) and restricted stock (together with the Options, referred to as “Grants”). The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

1.	Administration

(a) Board or Committee. The Plan shall be administered and interpreted by a committee of the Board, which may consist of two or more persons who are “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, the Board may ratify or approve any grants as it deems appropriate. If a committee or an individual administers the Plan, references in the Plan to the “Board” shall be deemed to refer to the committee.

(b) Board Authority. The Board shall have the sole authority to (i) determine the individuals to whom Grants shall be made under the Plan, (ii) determine the type, size and terms of the Grants to be made to each such individual, (iii) determine the time when the Grants will be made and the duration of any applicable exercise period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Grant and (v) deal with any other matters arising under the Plan.

(c) Delegation. The Board may delegate certain of its duties to one or more of its members or to one or more agents as it may deem advisable. The Board may employ attorneys, agents, consultants, accountants or other persons, and shall be entitled to rely upon the advice, opinions or valuations of such persons.

(d) Board Determinations. The Board shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Board’s interpretations of the Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(e) Grants Generally. Awards under the Plan may consist of Options as described in Section 4, or restricted stock as described in Section 7 (“Restricted Stock”). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Board deems appropriate and as are specified in writing by the Board to the individual in a Grant instrument or an amendment to the Grant instrument (each an “Option Agreement” or “Grant Instrument”). The Board shall approve the form and provisions of each Option Agreement or Grant Instrument.

2.	Shares Subject to the Plan

(a) Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under the Plan, or upon which awards under the Plan may be granted is 15,000,000,000 shares, some or all of which may be issued as incentive stock options when issued to individuals entitled to receive incentive stock options. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Restricted Stock is forfeited, the shares subject to such Grants shall again be available for purposes of the Plan, unless otherwise provided by the Board.

(b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) stock dividend, spinoff, recapitalization, stock split or combination or exchange of shares, (ii) merger, reorganization or consolidation, (iii) reclassification or change in par value or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available under the Plan, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants shall be adjusted by the Board as it deems appropriate to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Board shall be final, binding and conclusive.

3.	Eligibility for Participation

(a) Eligible Persons. All employees of the Company and its subsidiaries (“Employees”) and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key

(b) Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(c) Selection of Grantees. The Board shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Board determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.”

4.	Granting of Options

(a) Number of Shares. The Board shall determine the number of shares of Company Stock that will be subject to each Option.

(b) Type of Option and Price.

(i) The Board may grant Options that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code (“Incentive Stock Options”) or Options that are not intended so to qualify (“Nonqualified Stock Options”) or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code). Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors. Unless otherwise provided in the Option Agreement, any Option granted under this Plan to an Employee is intended to be an Incentive Stock Option.

(ii) The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Board. The Exercise Price of Options shall be equal to the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

(iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange, the closing price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the NASDAQ OTC Bulletin Board, the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Board determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Board.

(c) Option Term. The Board shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant, which date of grant is determined by the Board. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

(d) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Board and specified in the Option Agreement. Unless a different vesting schedule is specified by the Board in an Option Agreement, Options granted under this Plan shall vest in three equal annual installments beginning with the first anniversary of grant. The Board may accelerate, and may provide in the Option Agreement for the acceleration of, the exercisability of any or all outstanding Options at any time for any reason.

(e) Limit on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by an Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

5.	Termination of Employment, Disability or Death

(a) General Rule. Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than (i) termination by the Company without Cause (as defined below), (ii) voluntary termination by the Grantee, (iii) Good Reason (as defined below), but only to the extent that a Grantee has the right to terminate his or her employment with the Company for “Good Reason” pursuant to such Grantee’s Employment Agreement, (iv) Disability (as defined below) or (v) death, any Option held by the Grantee shall terminate immediately (unless the Board specifies otherwise). In addition, notwithstanding any other provision of this Plan, if the Board determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(b) Termination Without Cause; Voluntary Termination. In the event that an Grantee ceases to be employed by, or provide service to, the Company as a result of (i) termination by the Company without Cause (as defined below), (ii) voluntary termination by the Grantee or (iii) termination by the Grantee for Good Reason (but only to the extent that a Grantee has the right to terminate his or her employment with the Company for “Good Reason” pursuant to such Grantee’s Employment Agreement), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

(c) Termination Because Disabled. In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

(d) Death. If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(b) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

(e) Board Discretion. The Board shall have the discretion to vary any of the provisions of the foregoing in an Option Agreement, including, without limitation, by providing that the Option shall not be affected by the termination of employment or service of a Grantee.

(f) Definitions.

(i) The term “Company” shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the Board.

(ii) “Employed by, or provide service to, the Company” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that an Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Board determines otherwise.

(iii) “Disability” shall mean a Grantee’s becoming disabled under the Company’s long-term disability plan, or, if the Grantee is not covered under such plan or no such plan is maintained, and in the case of an Incentive Stock Option, “Disability” shall mean an Grantee’s becoming disabled within the meaning of Section 22(e)(3) of the Code.

(iv) “Cause” shall mean, except to the extent specified otherwise by the Board or set forth in any Employment Agreement between a Grantee and the Company or one of its Subsidiaries, a finding by the Board that the Grantee has: (i) breached his or her employment or service contract with the Company; (ii) engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service; (iii) disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information; (iv) breached any written confidentiality, non-competition or non-solicitation agreement between the Grantee and the Company; or (v) has engaged in such other behavior detrimental to the interests of the Company as the Board determines.

(v) To the extent that a Grantee has the right to terminate his or her employment with the Company for “Good Reason,” pursuant to such Grantee’s Employment Agreement, ”Good Reason” shall have the meaning ascribed to that term in the Employment Agreement between the Grantee and the Company or one of its subsidiaries.

6.	Exercise of Options.

(a) Notice of Exercise. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company.

(b) Payment of Exercise Price. Along with the notice of exercise, the Grantee shall pay the Exercise Price for an Option as specified by the Board (i) in cash, (ii) with the approval of the Board, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Board deems appropriate) valued at Fair Market Value on the date of exercise, (iii) with the approval of the Board, by surrender of outstanding awards under the Plan or (iv) by such other method as the Board may approve. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option.

(c) Payment of Tax. The Grantee shall pay the amount of any withholding tax due at the time of exercise.

7.	Restricted Stock

The Board may grant Restricted Stock to an Employee, Non-Employee Director or Key Advisor, upon such terms as the Board deems appropriate. The following provisions are applicable to Restricted Stock:

(a) General Requirements. Shares of Company Stock issued or transferred pursuant to a Grant of Restricted Stock may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Board. The Board may, but shall not be required to, establish conditions under which restrictions on Restricted Stock shall lapse over a period of time or according to such other criteria as the Board deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals. In addition, the Board may grant restricted stock for which there is no Restriction Period. The period of time, if any, during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b) Number of Shares. The Board shall determine the number of shares of Company Stock to be issued or transferred and the restrictions applicable to such shares.

(c) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 11(a). A stock certificate representing the shares of Restricted Stock shall be registered in the Grantee’s name but shall be held in the custody of the Company for the Grantee’s account.

(e) Right to Vote. Unless the Board determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock.

(f) Lapse of Restrictions. All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Board. The Board may determine, as to any or all Restricted Stock, that the restrictions shall lapse without regard to any Restriction Period.

8.	Withholding of Taxes.

(a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from any amounts paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. The Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b) Election to Withhold Shares. If the Board so permits, a Grantee may elect, in the form and manner prescribed by the Board, to satisfy the Company’s income tax withholding obligation with respect to Options or Restricted Stock paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

9.	Transferability of Grants

(a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under an Option during the Grantee’s lifetime. A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Nonqualified Stock Options, if permitted in any specific case by the Board, pursuant to a domestic relations order or otherwise as permitted by the Board. When an Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Option under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Board may provide, in an Option Agreement, that an Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Board may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

10.	Change of Control of the Company

As used herein, a “Change of Control” shall be deemed to have occurred if:

(a) Unless the Board approves such acquisition, any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, in a single transaction, of securities of the Company representing more than 50 percent of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50 percent of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

(b) Unless the Board approves such acquisition, if in any series of acquisitions any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 2/3 of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 2/3 of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

(c) The consummation of (i) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50 percent of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) a sale or other disposition of all or substantially all of the assets of the Company or (iii) a liquidation or dissolution of the Company.

(d) Notwithstanding the foregoing, a Public Offering of the Company’s stock shall not be deemed to result in a Change of Control, nor shall any other event or events, so long as HIG Capital L.L.C. and its affiliates continue to own after such event or events securities entitled to more than 50 percent of all votes to which all stockholders of the Company or surviving corporation or its direct or indirect parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote).

11.	Consequences of a Change of Control

(a) Notice and Acceleration. Upon a Change of Control, unless the Board determines otherwise, all outstanding Options shall become exercisable in full and all restrictions on all outstanding Restricted Stock shall lapse. The Board shall provide notice to Grantees of the Change of Control as soon as practicable prior to the Change of Control.

(b) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Board determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation).

(c) Other Alternatives. Notwithstanding the foregoing, subject to subsection (d) below, in the event of a Change of Control, the Board may take one or both of the following actions with respect to any or all outstanding Options: (i) the Board may require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options exceeds the Exercise Price of the Options; or (ii) the Board may, after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Board deems appropriate. Such surrender or termination or settlement shall take place as of the date of the Change of Control or such other date as the Board may specify.

(d) Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Board shall not have the right to take any actions described in the Plan (including without limitation actions described in subsection (c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right or action, the Change of Control would qualify for such treatments and the Company intends to use such treatments with respect to the Change of Control.

12.	Requirements for Issuance or Transfer of Shares

(a) Stockholder’s Agreement. The Board may require that an Grantee execute a stockholder’s agreement, with such terms as the Board deems appropriate, with respect to any Company Stock issued or distributed before a Public Offering pursuant to this Plan.

(b) Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Board. The Board shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Board shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

(c) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), an Grantee (including any successors or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwritten offering (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

13.	Cancellation and Rescission of Options or Restricted Stock

(a) Unless the Option Agreement specifies otherwise, the Board may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Options or Restricted Stock at any time if the Grantee is not in compliance with all applicable provisions of the Grant Instrument and the Plan, or if the Grantee engages in any “Detrimental Activity.” For purposes of this Section, “Detrimental Activity” shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material, in violation of the Company’s applicable agreement with the Grantee or of the Company’s applicable policy regarding confidential information and intellectual property; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company’s applicable agreement with the Grantee or to the Company’s applicable policy regarding confidential information and intellectual property, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Grantee during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company, or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the Grantee’s employment for cause; (v) a violation of any rules, policies, procedures or guidelines of the Company, including (but not limited to) the Company’s business conduct guidelines; (vi) any attempt (directly or indirectly) to induce any employee of the Company to be employed or perform services elsewhere or any attempt (directly or indirectly) to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vii) the Grantee’s being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (viii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

(b) Upon exercise, payment or delivery pursuant to a Grant, the Grantee shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event an Grantee fails to comply with the provisions of paragraphs (a)(i)-(viii) of this Section prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Grantee shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Grantee by the Company.

(c) The Board, in its sole discretion, may grant to an Grantee, in exchange for the surrender and cancellation of a Grant previously granted to the Grantee, a new Grant in the same or different form and containing such terms, including without limitation a price that is higher or lower than any price provided in the award so surrendered or cancelled.

14.	Amendment and Termination of the Plan

(a) Amendment. The Board may amend the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements.

(b) Termination of Plan. No Incentive Stock Option may be granted more than ten years from the Plan’s effective date. The Plan may be terminated by the Board at any time.

(c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after an Grant is made shall not materially impair the rights of an Grantee unless the Grantee consents or unless the Board acts under Section 20(b). The termination of the Plan shall not impair the power and authority of the Board with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 20(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

15.	Funding of the Plan

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Options under this Plan. In no event shall interest be paid or accrued on any Option, including unpaid installments of Grants.

16.	Rights of Participants

Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

17.	No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Board shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

18.	Headings

Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

19.	Effective Date of the Plan

(a) Effective Date. Subject to approval by the Company’s stockholders, the Plan shall be effective on August __, 2007.

20.	Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Board to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Board may make an Option to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or stock awards grant made by such corporation. The terms and conditions of the substitute Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Board shall prescribe the provisions of the substitute grants.

(b) Compliance with Law. The Plan, the exercise of Grants and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that all transactions under the Plan comply with all applicable provisions of Rule 16b3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of Sections 162(m), 409A and 422 of the Code. To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Board may revoke any Grant if it is contrary to law or modify an Grant to bring it into compliance with any valid and mandatory government regulation. The Board may also adopt rules regarding the withholding of taxes on payments to Grantees. The Board may, in its sole discretion, agree to limit its authority under this Section.

(c) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Florida, without giving effect to the conflict of laws provisions thereof. Any Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with governing law provision thereof, without giving effect to the conflict of laws provisions thereof.

Appendix C

ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
COMPENSATION COMMITTEE CHARTER

Purpose

The Compensation Committee's primary function is to assist the Board of Directors of Advanced Communications Technologies, Inc. (the "Company") in discharging its responsibilities relating to compensation of the Company's executives. The Committee shall also prepare the Compensation Committee Report for the Company's annual proxy statement.

Committee Membership

The Committee shall have such number of members as the Board shall determine from time to time, but in no event less than two (2) members, except to the extent that temporary vacancies are created by the resignation or removal of a Committee member. The Board has authority to appoint the Committee members, who serve at the pleasure of the Board, and to designate the Committee Chairperson. Each member of the Committee shall satisfy the independence and other requirements of the NASDAQ Stock Market and applicable laws and regulations and shall meet the definitions of "non-employee director" under Securities Exchange Act Rule 16b-3 and "outside director" under Section 162(m) of the Internal Revenue Code.

Meetings

The Committee shall meet as often as it determines necessary or desirable to effectively carry out its purposes. The Committee may request any officer or employee of the Company or the Company's compensation consultants or other advisors to attend a meeting or meet with any members of, or consultant or advisor to, the Committee, as it may deem desirable or appropriate, consistent with the maintenance of the confidentiality of compensation discussions. The Company's Chief Executive Officer should not attend any meeting where the CEO's performance or compensation are discussed, unless invited to do so by the Committee. The Committee may fix its own rules of procedure, subject to the requirements of this Charter, NASDAQ rules and applicable laws and regulations.

Authority and Responsibilities

1.  In consultation with the CEO, the Committee shall (i) review the Company's general compensation philosophy for executive officers, (ii) oversee the development and implementation of compensation programs for executive officers, (iii) review and approve compensation, including incentive and equity based compensation, of executive officers, and (iv) review and report to the Board on compensation of directors and Board committee members.

2. The Committee shall review and approve the hiring and salary of any prospective employee with a proposed salary in excess of $100,000, unless the salary for such position is included in a budget approved by the Board. The Committee shall review and approve any proposed employment agreement providing for annual salary which may exceed $100,000.

3. The Committee shall review and approve any increase for any employee in excess of 4% in any twelve month period, unless the employee’s salary, taking into account such increase, is included in a budget approved by the Board.

4. The Committee shall review and approve any bonuses for officers or employees, whether awarded in cash, stock or otherwise, unless such bonuses are explicitly included in a budget approved by the Board.

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5. The Committee shall review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate the performance of the CEO in light of those goals and objectives and, either as a committee or together with other independent directors of the Company (as directed by the Board), determine and approve the compensation level of the CEO based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee should consider, among other factors, the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.

6. The Committee shall review and make recommendations to the Board with respect to incentive compensation plans and equity-based plans and shall oversee these plans, including regulatory compliance activities with respect to compensation matters. The Committee shall discharge any responsibilities imposed on the Committee by any of these plans. The Committee shall review and approve any change in a plan relating the criteria for earning bonuses or awards or the amount of such bonuses or awards.

7. The Committee shall have sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or executive officer compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

8. The Committee shall review and discuss with management the Compensation Discussion and Analysis and report thereon to the Board, and prepare the Compensation Committee Report for the Company's annual proxy statement.

9. The Committee shall perform an annual evaluation of its performance in the prior year, comparing such performance with the requirements of this Charter. The Committee shall report the results of its evaluation to the Board, either orally or in writing, and recommend to the Board any revisions to this Charter which the committee deems necessary or desirable. The Committee shall make regular reports to the Board.

10. The Committee shall have such other duties or responsibilities as may be expressly delegated to it by the Board from time to time.

11. The Committee may form and delegate authority to sub-committees consisting of one or more members when appropriate.

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Appendix D

ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee’s primary function is to assist the Board of Directors of Advanced Communications Technologies, Inc. (the “Company") with its responsibility of overseeing the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent accountants and the performance of the Company's internal audit staff and independent accountants. The Committee shall prepare the Audit Committee Report for the Company's annual proxy statement.

Committee Membership

The Committee shall be comprised of three or more directors, as determined by the Board from time to time, except to the extent that temporary vacancies are created by the resignation or removal of a Committee member. The Board has authority to appoint the Committee members, who serve at the pleasure of the Board, and to designate the Committee Chairperson. Each member of the Committee must satisfy the independence, experience, financial expertise and other requirements of the NASDAQ Stock Market and applicable laws and regulations. Committee members may not se on the audit committees of more than two other public companies unless approved by Board and such approval is disclosed in the Company's proxy statement. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company other than (i) director's fees, which may be received cash, stock options or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior services that is not contingent on future se ice; and (iii) any other regular benefits that other directors receive.

Meetings

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall periodically meet separately with management, the internal auditors and the independent accountants. The Committee shall also meet periodically in executive sessions without Company management present. The Committee may request any employee or officer of the Company or its outside counselor independent accountants to attend a meeting or to meet with the Committee or its advisors. The Committee may fix its own rules of procedure, subject to the requirements of this Charter, stock exchange rules and applicable laws and regulations.

Authority And Responsibilities

Company management is responsible for preparing financial statements. The Committee's primary responsibility is oversight. To carry out this responsibility, the Committee shall undertake the common recurring activities described below, but may diverge from this list as appropriate under the circumstances. The Committee may form and delegate authority to sub-committees consisting of one or more members when appropriate.

1.	Oversight of the Independent Accountants. The Committee shall:

(a) have sole authority to directly appoint, retain, compensate, evaluate and terminate the independent accountants and to approve all engagement fee and terms, including mandatory pre-approval of all engagements of the independent accountants in accordance with policies and procedures adopted by the Committee from time to time or as required by applicable NASDAQ rules or applicable laws or regulations;

(b) oversee the work of the independent accountants, including resolution of disagreements between management and the independent accountants regarding financial reporting, and the independent accountants shall report directly to the Committee;

(c) at least annually, review reports from the independent accountants regarding their internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review or any regulatory or professional inquiry within the preceding five years, and all relationships between the independent accountants and the Company;

(d) annually evaluate the qualifications, performance and independence of the independent accountants and the lead partner, taking into account the opinions of management and the internal auditors, and present its conclusions to the Board;

(e) annually seek assurances that partners of the independent accountants who are directly involved in the audit are rotated as required by regulations or stock exchange rules and that no partner earns or receives compensation based on the performance of any services for the Company other than audit, review or attest services;

(f) consider annually whether, in order to assure continuing auditor independence, the Company should rotate its independent accounting firm on a regular basis;

(g) set policies for the Company's hiring of current or former employees of the independent accountants;

(h) instruct the independent accountants that such firm is ultimately accountable to the Board of Directors of the Company and the Committee, as representatives of the shareholders;

(i) instruct the independent accountants to submit to the Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent accountants to the Company and each of its subsidiaries: (i) the audit of their annual financial statements and the reviews of their quarterly financial statements or services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent accountants, in the aggregate and by each service; and

(j) obtain from the independent accountants assurance that each audit is conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth certain procedures to be followed in any audit of financial statements required under that Act.

2.	Oversight of Financial Reporting: and Controls. The Committee shall:

(a) meet with the independent accountants prior to any audit to discuss the planning and staffing of the audit;

(b) review and discuss with management and the independent accountants the annual audited financial statements and quarterly financial statements to be included in the Company's reports filed with the Securities and Exchange Commission, including Management's Discussion and Analysis of Financial Condition and Results of Operations;

(c) review and discuss the following with management and the independent accountants, in connection with the Committee's review of the Company's annual financial statements and, as appropriate, quarterly financial statements and related disclosures:

•
critical accounting policies and financial statement presentation, including key accounting decisions and judgments, significant changes in the selection or application of accounting principles, the rationale for such choices and the alternatives available under generally accepted accounting principles (GAAP);

•
material written communications between the independent accountants and management, including any "management" or "internal control" letter issued or proposed to be issued by the independent accountants and management's responses;

•
any problems encountered in the audit or review of the financial statements, including any disagreements between management and the independent accountants or limitations on the activities of the independent accountants, and management's responses;

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements;

•	any accounting adjustments that were noted or proposed by the independent accountants but were "passed" (as immaterial or otherwise);

•	communications between the audit team and the independent accountants' national office respecting auditing or accounting issues presented by the engagement;

•	the certifications made by the principal executive officer and principal financial officer with respect to the Company's periodic reports filed with the SEC;

•
management's report on internal control over financial reporting and the independent accountants' related attestation report and any material changes in the Company's internal control over financial reporting;

•	any appointment and replacement of the director of the internal auditing department; and

•	major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies;

(d) review the type and presentation of information to be included in earnings press releases (particularly any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance which management may provide to analysts and rating agencies; provided, however, that such review need not take place in advance of each earnings release or each instance in which guidance may be provided;

(e) annually review and discuss with the independent accountants and management the Company's internal audit department and its audit plan, responsibilities, budget and staffing;

(f) establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

(g) advise management, the internal auditing department and the independent accountants that they are expected to provide to the Committee a timely analysis of significant financial reporting issues and practices;

(h) consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Committee by the independent auditors required by or referred to in Statement of Accounting Standards 61; and

(i) inquire of the Company's Chief Executive Officer and Chief Financial Officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weakness in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

3. Compliance with Legal and Regulatory Requirements. The Committee shall periodically discuss with the Company’s outside counsel any significant legal, compliance or regulatory matters that may have a material effect on the Company’s business, financial statements or compliance policies including material notices to or inquiries received from governmental agencies.

4. Additional Responsibilities of the Committee. The Committee shall make regular reports to the Board. The Committee shall annually review and evaluate the Committee's own performance and review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5. Additional Powers of the Committee. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other experts to advise the Committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities. The Committee shall be provided with the funding and other resources required to discharge its duties.

Limitations of the Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or determine that the Company's financial statements and disclosures are complete or accurate or in accordance with GAAP or applicable laws or regulations. The Committee's job is one of review and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent accountants are responsible for auditing or reviewing those financial statements, as applicable. The Committee recognizes that management and the independent accountants have more time, knowledge and detailed information concerning the Company than do Committee members. Consequently, in performing its functions, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent accountants' work.